UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2025

Item 1(a). Reports to Stockholders.
The annual report to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, for the year ended June 30, 2025 is filed herewith.

    Annual Report
    June 30, 2025

priorityincomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
We seek to achieve our investment objective by investing primarily in entities that in turn own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans.” We have invested primarily in the equity and junior debt tranches of a type of pools of Senior Secured Loans known as Collateralized Loan Obligations, or “CLOs.” Based on certain diversification, liquidity and general market considerations, we may also invest opportunistically in Senior Secured Loans directly (either in the primary or secondary markets).

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PRIORITY INCOME FUND, INC.                                            4

Letter to Shareholders

Dear Shareholders,

We are pleased to present this annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company”, the “Fund” or “Priority”) for the period ended June 30, 2025. The following highlights key announcements and performance over the last 12 months ended June 30, 2025:

–In April 2025, the Fund announced its intent to seek to list shares of its common stock on a national securities exchange, with a target listing date in the first half of 2026, subject to authorization by the Fund’s Board of Directors and market conditions. The Fund has engaged Lucid Capital Markets, LLC to advise the Fund on the listing. Pursuant to the intent to list the Fund’s shares, the Fund’s Board of Directors determined to suspend the offering of the Fund’s shares following the May 1, 2025 monthly share purchase date.
–Priority has provided its shareholders with cash distributions each month for over 11 years and recently declared its bonus distributions to common shareholders for the 59th time since inception. Priority recently paid shareholders an annualized dividend yield of 21.83%, based on the June 30, 2025 net asset value per share of $6.14, covering 135% of the Company’s last twelve months’ net investment income exclusive of paid-in-kind interest and CLO equity adjustments. Priority has returned $489 million aggregate distributions since inception, representing $16.39 per share and a multiple of 2.67x of the June 30, 2025 net asset value.
–Priority has no financing maturities prior to December 2028. Priority has focused on deleveraging the Company by announcing four preferred stock series redemptions, including the 6.125% Series I Term Preferred Stock, 6.000% Series H Term Preferred Stock, 6.250% Series G Term Preferred Stock, and 6.625% Series F Term Preferred Stock, aggregating $138 million.
–During the year ended June 30, 2025, Priority purchased 15 CLO equity and seven CLO debt investments totaling $116.7 million in cost basis, and sold 12 CLO equity and 65 CLO debt investments totaling $196.1 million in cost basis. At year end, the Fund held 149 CLO Equity and 30 CLO B- and BB-rated debt investments secured by more than 2,000 senior-secured loans to nearly 1,500 issuers. As of June 30, 2025, the Fund has exited and realized 151 CLO transactions totaling $435M of net investments, with an average 10.7% realized internal rate of return and 1.27x multiple on invested capital.
–Priority ended fiscal year 2025 with $597M of total assets.

CLO Market Commentary

We believe the long-term fundamentals for the investments pursued by Priority remain compelling against a backdrop of recent market volatility and uncertainty. CLO market issuance set a full year record in 2024 with $202 billion in CLO issuance, and the first half of 2025 has continued to see strong market activity with $122.8 billion in CLO issuance, outpacing issuances seen during the first half of 2024 by 7%.[2] Third party research analysts project 2025 CLO market issuance volumes of $200-$210 billion.[3]

Throughout the first half of 2025, we observed CLO debt performing in line with the broader markets, declining along with other risk assets on the back of tariff headline induced selling in March and April, then subsequently performing better as fears around tariff impacts eased. CLO equity experienced pressure from elevated prevailing interest rates increasing court restructurings for stressed credits and driving tighter spread repricing activity for performing loans.

Looking ahead to the remainder of 2025 and into 2026, we expect macroeconomic uncertainty and market volatility to continue, driven by tariff related headlines, changes in inflation and the employment landscape, and the potential for Federal Reserve rate cuts throughout the year. Senior secured loan market default and out of court restructuring rates increased and remained elevated over the last 12 months, rising above 4.50% in late 2024 and settling at 4.46% at 06/30/2025.[4] We expect this trend to

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PRIORITY INCOME FUND, INC.                                            5

continue, depending on the path of global tariffs, federal interest rates and other macroeconomics forces moving forward. Federal Reserve rate cuts would benefit floating rate borrowers from an interest coverage perspective as well, all else equal. We expect Priority to continue seeking opportunities in both CLO equity and debt in 2025.

Dividend Policy

To qualify for U.S federal income tax treatment as a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations. In certain periods, we expect the income distributable pursuant to these regulations, which we refer to as distributable income, to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes: (1) interest income from our underlying CLO debt and equity investments, (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income. Our distributions may exceed our earnings, and portions of the distributions that we make may therefore be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

We would like to express our gratitude to both our new and long-term shareholders for their continued support of Priority’s investment thesis and hope to continue to realize our goal to create further value for the Fund’s shareholders.

M. Grier Eliasek
Chairman and Chief Executive Officer

Disclosures

The Senior Secured Loans that comprise the Collateralized Loan Obligations in which we invest are made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by the current global financial market situation, as well as various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics and pandemics) that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance and involve a number of risks and uncertainties and related changes in base interest rates and significant market volatility on our business, our industry, and the global economy. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any performance information quoted above represents past performance. We caution investors that the past performance described above is not indicative of and does not guarantee future returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance information may be different than the performance data presented above. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

[1] Morningstar LSTA US Leveraged Loan Index data, as of 6/30/2025.
[2] Pitchbook | LCD, “US Leveraged Loan Index Monthly Wrap July 2025”.
[3] Citi Research, “2025 Global CLO Outlook Call”; Morgan Stanley Research “2025 Global Securitized Products Outlook”.
[4] Pitchbook | LCD, “US Leveraged Loan Default Rates”, as of 7/31/2025.

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PRIORITY INCOME FUND, INC.                                            6

Fund Performance

Comparison of change in value of a $10,000 investment in Priority with a hypothetical investment of $10,000 in the Bloomberg US Aggregate Bond Index, Credit Suisse Leveraged Loan Index, and S&P 500® Index.

Past performance is not predictive of future performance. Current and future results may be lower or higher than those shown. The results shown are before taxes on fund distributions and sale of fund shares.

The above graph compares a hypothetical $10,000 investment made in Priority for the ten years ended June 30, 2025 to a hypothetical investment of $10,000 made in the Bloomberg US Aggregate Bond Index, Credit Suisse Leverage Loan Index, and S&P 500® Index on that date. All dividends and capital gain distributions are reinvested.

The Fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class R shares. The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The S&P 500 Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index. These factors can contribute to the indices potentially outperforming the Fund. Further information relating to fund performance is contained in the Financial Highlights section of the Fund’s prospectus and elsewhere in this report.

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PRIORITY INCOME FUND, INC.                                            7

Average Annual Total Returns as of June 30, 2025
	Inception Date	1 Year	5 Year	10 Year
Priority Income Fund, Inc.
with maximum sales charge	1/3/2014	(38.67)%	0.16%	2.93%
without sales charge(1)	1/3/2014	(34.21)%	1.57%	3.79%

Bloomberg US Aggregate Bond Index	1/3/2014	6.04%	(0.73)%	1.36%
Credit Suisse Leveraged Loan Index	1/3/2014	7.46%	7.39%	4.84%
S&P 500 Index	1/3/2014	15.08%	16.64%	12.96%

(1)Calculated based off of the net offering price.

The performance data quoted represents past performance, which is no guarantee of future results. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon sale or repurchase. Current performance may be lower or higher than the performance quoted. Go to www.priorityincomefund.com for the Fund’s most recent return information. The Fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on Fund’s distributions or the sale of Fund shares. In addition to the performance of Class R shares shown with and without a maximum sales charge, the Fund’s performance shown in the table takes into account all other applicable fees and expenses.

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PRIORITY INCOME FUND, INC.                                            8

Portfolio Composition - At a Glance

Top Ten Holdings
As of June 30, 2025

Portfolio Investment	Investment	Legal Maturity	Fair Value	% of Net Assets
AGL CLO 35, Ltd.	Subordinated Notes	1/21/2038	$20,487,890	5.4%
Voya CLO 2019-1, Ltd.	Subordinated Notes	10/15/2037	18,590,370	4.9%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	1/25/2038	15,641,456	4.1%
Voya CLO 2022-1, Ltd.	Subordinated Notes	4/20/2035	14,878,937	3.9%
Neuberger Berman CLO XVI-S, Ltd.	Subordinated Notes	4/17/2034	14,410,308	3.8%
Rad CLO 28, Ltd.	Subordinated Notes	4/20/2038	11,865,599	3.1%
Columbia Cent CLO 29 Limited	Subordinated Notes	10/20/2034	10,914,466	2.9%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	4/20/2034	10,383,156	2.7%
AGL CLO 33, Ltd.	Subordinated Notes	7/21/2037	9,731,768	2.6%
Venture 42 CLO, Ltd.	Subordinated Notes	4/17/2034	9,731,645	2.6%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	2,052
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.56%

Legal Maturity of Portfolio Securities

Thousands
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2026 2027 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2047
Notional
Amortized Cost

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PRIORITY INCOME FUND, INC.                                            9

Collateral Summary

Number of loans underlying the Company’s CLO investments	2,052
Largest exposure to any individual borrower	0.84%
Average individual borrower exposure	0.06%
Aggregate exposure to 10 largest borrowers	5.81%
Aggregate exposure to senior secured loans	100.00%
Weighted average stated spread	3.36%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B1/B2
Weighted Average Stated Maturity of CLO Investments	9.4 years
U.S. dollar currency exposure	100.00%

Underlying Secured Loan Rating Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	Aa/AA	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
June 30, 2025	0.01%/0.00%	0.02%/0.03%	0.51%/0.18%	1.77%/1.35%	22.82%/21.41%	62.50%/64.01%	8.44%/7.95%	3.92%/5.05%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

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PRIORITY INCOME FUND, INC.                                            10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Directors of Priority Income Fund, Inc.

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the "Company"), including the schedule of investments, as of June 30, 2025, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and temporary equity and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of June 30, 2025, and the results of its operations and its cash flows for the year then ended and the changes in its net assets and temporary equity and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2025, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

August 28, 2025

We have served as the Company’s auditor since 2023.

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PRIORITY INCOME FUND, INC.                                            11

Statement of Assets and Liabilities
As of June 30, 2025

Assets
Investments, at fair value (amortized cost $684,017,104)	$530,185,712
Cash	62,143,810
Restricted cash	324,045
Interest receivable	2,680,990
Deferred common stock offering costs (Note 5)	586,030
Deferred financing costs on Revolving Credit Facility (Note 11)	448,193
Prepaid expenses	248,386
Receivable for investments sold	43,405
Due from affiliate (Note 5)	25,700
Total assets	596,686,271

Liabilities
Mandatorily redeemable Term Preferred Stock; ($0.01 par value; 50,000,000 shares authorized; 1,094,065 Series D Term Preferred Stock outstanding with net offering costs of $350,062 and unamortized discount of $417,383; 1,600,000 Series I Term Preferred Stock outstanding with net offering costs of $174,673 and unamortized discount of $624,590; 1,580,000 Series J Term Preferred Stock outstanding with net offering costs of $200,152 and unamortized discount of $678,227; 1,100,000 Series L Term Preferred Stock outstanding with net offering costs of $233,459 and unamortized discount of $520,752) (Note 7)
131,152,327
Notes payable (less unamortized discount and debt issuance costs of $1,007,445) (Note 12)	28,992,555
Revolving Credit Facility (Note 11)	9,700,000
Due to Adviser (Note 5)	5,397,140
Accrued expenses	1,455,207
Due to Administrator (Note 5)	364,243
Due to affiliate (Note 5)	267,642
Interest payable	39,919
Due to transfer agent	2,031
Total liabilities	177,371,064
Cumulative Preferred Stock, par value $0.01 per share (50,000,000 shares authorized; 1,600,000 Series K Cumulative Preferred Stock outstanding as of June 30, 2025) (Note 7)	38,375,542
Commitments and contingencies (Note 10)
Net Assets Applicable to Common Shares	$380,939,665

Components of net assets:
Common stock, $0.01 par value; 150,000,000 shares authorized; 62,032,488 shares issued and
outstanding (Note 4)	$620,325
Paid-in capital in excess of par (Note 4)	636,289,894
Distributions in excess of earnings (Note 8)	(255,970,554)
Net Assets Applicable to Common Shares	$380,939,665

Net asset value per Common Share	$6.14
See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                            12

Statement of Operations
For the year ended June 30, 2025

Investment income
Interest income from investments	$104,750,751
Total investment income	104,750,751
Expenses
Base management fee (Note 5)	17,306,617
Incentive fee (Note 5)	10,762,563
Total investment advisory fees	28,069,180

Term Preferred Stock Dividend expense	14,105,563
Interest expense and credit facility expense	4,484,140
Administrator costs (Note 5)	3,995,179
Transfer agent fees and expenses	2,058,520
Valuation services	1,949,153
Amortization of common stock offering costs (Note 5)	1,472,498
Adviser shared service expense (Note 5)	1,463,151
Report and notice to shareholders	821,620
Audit and tax expense	698,083
General and administrative	654,929
Insurance expense	245,603
Director fees	187,500
Legal expense	167,876
Total expenses	60,372,995
Net investment income	44,377,756
Net realized and net change in unrealized gain (loss) on investments
Net realized gain/(loss) on investments	(178,029,914)
Net change in unrealized gain/(loss) on investments	(68,735,707)
Net realized and net change in unrealized gain (loss) on investments	(246,765,621)
Net realized loss on repurchase of preferred stock	(1,367,122)
Net decrease in net assets resulting from operations	(203,754,987)
Dividends declared on Cumulative Preferred Stock	(2,800,000)
Net Decrease in Net Assets Resulting from Operations applicable to Common Stockholders	$(206,554,987)

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                            13

Statements of Changes in Net Assets and Temporary Equity

	Year Ended	Year Ended
	June 30, 2025	June 30, 2024
Net increase (decrease) in net assets resulting from operations applicable to Common Stockholders:
Net investment income	$44,377,756	$74,662,130
Net realized gain/(loss) on investments	(178,029,914)	(81,729,863)
Net change in unrealized gain/(loss) on investments	(68,735,707)	61,459,354
Net realized loss on repurchase of preferred stock	(1,367,122)	—
Net decrease in net assets resulting from operations	(203,754,987)	54,391,621
Distributions to common stockholders:
Dividends from earnings (Notes 6 and 8)	(20,347,938)	(78,000,151)
Return of capital (Notes 6 and 8)	(62,801,124)	—
Total distributions to common stockholders	(83,149,062)	(78,000,151)
Distributions to Series K Cumulative Preferred stockholders classified as temporary equity:
Dividends from earnings (Note 7)	(2,800,000)	(2,800,000)
Total distributions to Series K Cumulative Preferred stockholders	(2,800,000)	(2,800,000)
Capital transactions:
Gross proceeds from shares sold (Note 4)	65,049,328	104,615,512
Commissions and fees on shares sold (Note 5)	(2,787,673)	(4,876,063)
Repurchase of common shares (Note 4)	(80,053,183)	(56,739,729)
Reinvestment of distributions (Note 4)	30,417,528	32,039,280
Net increase in net assets from capital transactions	12,626,000	75,039,000
Total increase/(decrease) in net assets	(277,078,049)	48,630,470
Net assets:
Beginning of period	658,017,714	609,387,244
End of period	$380,939,665	$658,017,714

	Year Ended	Year Ended
	June 30, 2025	June 30, 2024
Preferred Stock Classified as Temporary Equity:
Cumulative Preferred Stock issuance costs, paid and deferred	$(22,331)	$(17,113)
Net decrease in Temporary Equity from Cumulative Preferred Stock transactions	(22,331)	(17,113)
Temporary Equity:
Beginning of period	38,397,873	38,414,986
End of period	$38,375,542	$38,397,873

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                            14

Statement of Cash Flows
For the year ended June 30, 2025

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(203,754,987)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(115,288,594)
Net realized gain/(loss) on investments	178,029,914
Proceeds from sales of investments	194,611,527
Repayments from investments	96,222,378
Net change in unrealized gain/(loss) on investments	68,735,707
Net Reductions to Collateralized Loan Obligations - Equity and related investment cost	6,891,039
Accretion of purchase discount for Collateralized Loan Obligations - Debt	(4,211,671)
Amortization of common stock offering costs (Note 5)	1,472,498
Net realized loss on repurchase of preferred stock	1,367,122
Payment-in-kind interest	771,297
Amortization of term preferred stock discount	915,504
Amortization of term preferred stock deferred offering costs	288,705
Amortization of deferred financing costs on Revolving Credit Facility (Note 11)	137,935
Amortization of notes payable discount	46,923
Amortization of notes payable debt issuance costs	14,490
(Increase) Decrease in operating assets:
Deferred common stock offering costs (Note 5)	(1,164,943)
Interest receivable	4,737,681
Receivable for investments sold	(43,405)
Due from affiliate (Note 5)	(25,700)
Prepaid expenses	(11,759)
Increase (Decrease) in operating liabilities:
Due to adviser (Note 5)	(3,133,104)
Due to Administrator (Note 5)	(1,872,521)
Accrued expenses	398,551
Due to affiliate (Note 5)	(141,835)
Interest payable	(9,647)
Net cash provided by operating activities	224,983,105
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	65,049,328
Repurchase of common shares (Note 4)	(80,053,183)
Borrowings under Revolving Credit Facility (Note 11)	53,200,000
Repayments of Revolving Credit Facility (Note 11)	(63,000,000)
Distributions paid to common stockholders	(52,724,726)
Commissions and fees on shares sold (Note 5)	(2,787,673)
Repurchases of Term Preferred Stock (Note 7)	(97,535,700)
Distributions paid to Cumulative Preferred Stockholders	(2,800,000)
Term Preferred Stock issuance costs, paid and deferred	(89,321)
Cumulative Preferred Stock issuance costs, paid and deferred	(22,331)
Notes payable debt issuance costs, paid and deferred	(10,000)
Net cash used in financing activities	(180,773,606)
Net increase in cash and restricted cash	44,209,499
Cash and restricted cash at beginning of period	18,258,356
Cash and restricted cash at end of period	$62,467,855

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                            15

Non-cash financing activity:
Value of shares issued through reinvestment of distributions	$30,417,528
Supplemental disclosure:
Cash paid for interest	$4,294,439
Cash paid for Term Preferred Stock and Cumulative Preferred Stock dividends	$15,701,354

Beginning of the period
Cash	$18,008,356
Restricted cash	250,000
Cash and restricted cash at beginning of period	$18,258,356
End of the period
Cash	$62,143,810
Restricted cash	324,045
Cash and restricted cash at end of period	$62,467,855

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                            16

Schedule of Investments
As of June 30, 2025

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
AGL CLO 33, Ltd.	Subordinated Notes	16.79%	7/21/2037	7/5/2024	$12,500,000	$10,941,574	$9,731,768	2.6%
AGL CLO 35, Ltd.	Subordinated Notes	16.43%	1/21/2038	10/25/2024	25,952,857	22,071,107	20,487,890	5.4%
AIMCO CLO 11, Ltd.	Subordinated Notes	13.06%	7/17/2037	4/4/2022	5,491,329	5,919,142	4,732,951	1.2%
Apidos CLO XVIII-R	Subordinated Notes	3.67%	1/22/2038	9/26/2018	410,000	416,379	245,569	0.1%
Apidos CLO XX(6)	Subordinated Notes	0%	7/16/2031	3/4/2020	12,500,000	4,735,768	3,538,061	0.9%
Apidos CLO XXII(6)	Subordinated Notes	0%	4/21/2031	9/17/2015	9,894,611	4,608,560	3,394,476	0.9%
Apidos CLO XXIV(6)	Subordinated Notes	0%	10/21/2030	5/17/2019	12,214,397	4,993,584	3,762,162	1.0%
Apidos CLO XXVI(6)(7)	Subordinated Notes	0%	7/18/2029	7/25/2019	6,000,000	2,319,593	1,919,982	0.5%
Bain Capital Credit CLO 2021-1, Ltd.	Subordinated Notes	29.66%	4/18/2034	5/16/2024	6,050,000	3,814,691	3,273,476	0.9%
Bain Capital Credit CLO 2022-2, Ltd.	Subordinated Notes	22.96%	4/22/2035	6/18/2024	3,595,000	2,370,570	1,951,277	0.5%
Barings CLO Ltd. 2015-I(6)	Subordinated Notes	0%	1/20/2031	4/1/2015	3,400,000	179,764	139,859	0.0%
Barings CLO Ltd. 2018-III(6)(7)	Subordinated Notes	0%	7/20/2029	10/10/2014	396,214	—	14,696	0.0%
BlueMountain CLO 2013-2 Ltd.(6)	Subordinated Notes	0%	10/22/2030	10/1/2015	1,900,000	96,339	68,481	0.0%
BlueMountain CLO XXVI Ltd.	Subordinated Notes	9.42%	10/20/2034	11/18/2021	8,906,000	8,266,906	6,341,694	1.7%
BlueMountain CLO XXVIII Ltd.	Subordinated Notes	10.90%	4/17/2034	4/1/2022	3,300,000	3,059,464	2,515,634	0.7%
BlueMountain CLO XXIX Ltd.	Subordinated Notes	10.62%	7/25/2034	12/15/2021	6,000,000	6,037,773	4,657,296	1.2%
BlueMountain CLO XXXI Ltd.	Subordinated Notes	11.48%	4/19/2034	4/28/2022	5,000,000	4,601,172	3,806,276	1.0%
BlueMountain CLO XXXII Ltd.	Subordinated Notes	15.19%	10/16/2034	2/18/2022	12,000,000	10,886,042	7,223,895	1.9%
BlueMountain CLO XXXIV Ltd.	Subordinated Notes	12.48%	4/20/2035	3/23/2022	5,700,000	5,740,361	4,635,135	1.2%
BlueMountain Fuji US CLO II Ltd.(6)	Subordinated Notes	0%	10/21/2030	8/22/2017	2,500,000	681,242	517,618	0.1%
Carlyle Global Market Strategies CLO 2013-1, Ltd.(6)	Subordinated Notes	0%	8/14/2030	6/23/2016	17,550,000	2,564,457	2,122,300	0.6%
Carlyle Global Market Strategies CLO 2013-4, Ltd.(6)(7)	Income Notes	0%	1/15/2031	12/22/2016	11,839,488	—	404,941	0.1%
Carlyle Global Market Strategies CLO 2014-1, Ltd.(6)	Income Notes	0%	4/17/2031	2/25/2016	12,870,000	3,521,742	2,626,899	0.7%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.(6)	Subordinated Notes	0%	7/28/2031	5/23/2018	15,000,000	5,201,446	3,917,732	1.0%
Carlyle Global Market Strategies CLO 2016-1, Ltd.(6)	Subordinated Notes	0%	4/20/2034	3/16/2016	6,844,556	5,575,777	3,795,022	1.0%
Carlyle Global Market Strategies CLO 2017-2, Ltd.(6)	Subordinated Notes	0%	7/20/2037	1/4/2022	4,450,000	2,507,877	820,534	0.2%
Carlyle Global Market Strategies CLO 2017-4, Ltd.(6)	Income Notes	0%	1/15/2030	10/14/2021	9,107,000	1,141,947	1,059,463	0.3%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(6)(7)	Subordinated Notes	0%	1/22/2030	12/18/2017	10,000,000	85,622	194,445	0.1%
Cedar Funding II CLO, Ltd.	Subordinated Notes	6.83%	4/20/2034	9/27/2017	2,500,000	2,338,370	1,859,338	0.5%

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            17

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Cedar Funding IV CLO, Ltd.	Subordinated Notes	9.91%	1/25/2038	6/19/2017	$29,560,000	$23,699,719	$15,641,456	4.1%
Cedar Funding V CLO, Ltd.(6)	Subordinated Notes	0%	7/17/2031	10/15/2018	7,358,000	5,643,440	4,396,726	1.2%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	9.34%	4/20/2034	8/7/2017	6,722,117	6,681,909	5,481,303	1.4%
Cedar Funding X CLO, Ltd.	Subordinated Notes	13.34%	10/20/2037	1/12/2022	10,775,000	9,941,721	8,163,583	2.1%
Cedar Funding XI CLO, Ltd.(6)	Subordinated Notes	0%	6/1/2032	7/12/2021	17,500,000	13,510,525	4,976,944	1.3%
Cedar Funding XII CLO, Ltd.	Subordinated Notes	14.55%	11/25/2038	3/28/2022	3,300,000	3,432,694	2,953,227	0.8%
Cedar Funding XIV CLO, Ltd.	Subordinated Notes	12.10%	10/15/2037	4/7/2022	10,000,000	8,473,573	7,000,587	1.8%
Cedar Funding XV CLO, Ltd.	Subordinated Notes	17.27%	4/20/2035	7/25/2022	5,000,000	4,196,209	3,894,587	1.0%
Cent CLO 21 Limited(6)(7)	Subordinated Notes	0%	7/26/2030	5/15/2014	510,555	—	990	0.0%
CIFC Falcon 2020, Ltd.(6)	Subordinated Notes	0%	1/20/2033	5/14/2021	8,500,000	7,065,990	5,391,758	1.4%
CIFC Funding 2013-I, Ltd.(6)	Subordinated Notes	0%	7/16/2030	6/1/2018	3,000,000	671,731	489,508	0.1%
CIFC Funding 2013-II, Ltd.(6)	Income Notes	0%	10/18/2030	2/6/2014	305,000	42,341	31,870	0.0%
CIFC Funding 2014, Ltd.(6)	Income Notes	0%	1/21/2031	2/6/2014	2,758,900	403,832	301,536	0.1%
CIFC Funding 2014-III, Ltd.	Income Notes	13.47%	3/31/2038	11/14/2016	9,522,000	8,381,485	4,239,037	1.1%
CIFC Funding 2015-I, Ltd.(6)	Subordinated Notes	0%	1/22/2031	11/24/2015	7,500,000	1,220,927	929,508	0.2%
CIFC Funding 2015-III, Ltd.(6)(7)	Subordinated Notes	0%	4/19/2029	5/29/2018	10,000,000	151,974	112,990	0.1%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	5.94%	4/20/2034	4/27/2016	22,930,000	13,883,824	10,383,156	2.7%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	7.74%	4/21/2037	2/3/2017	11,000,000	7,300,689	4,817,057	1.3%
CIFC Funding 2017-IV, Ltd.(6)	Subordinated Notes	0%	10/24/2030	8/14/2017	18,000,000	8,382,418	6,260,817	1.6%
CIFC Funding 2018-II, Ltd.	Subordinated Notes	10.33%	10/20/2037	8/11/2022	10,000,000	6,561,907	5,075,097	1.3%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	11.37%	1/19/2038	6/19/2020	12,401,000	6,198,970	3,860,651	1.0%
CIFC Funding 2020-II, Ltd.	Income Notes	15.47%	10/20/2034	7/20/2020	2,000,000	1,790,296	1,325,571	0.3%
CIFC Funding 2020-III, Ltd.	Subordinated Notes	13.41%	10/20/2034	9/11/2020	7,350,000	7,121,425	5,057,855	1.3%
Columbia Cent CLO 29 Limited	Subordinated Notes	9.53%	10/20/2034	7/10/2020	16,000,000	13,009,275	10,914,466	2.9%
Columbia Cent CLO 31 Limited	Subordinated Notes	10.17%	4/20/2034	2/1/2021	12,100,000	10,948,026	9,447,358	2.5%
Dryden 86 CLO, Ltd.	Subordinated Notes	7.87%	7/17/2034	3/10/2022	10,250,000	8,499,804	6,098,733	1.6%
Dryden 87 CLO, Ltd.	Subordinated Notes	8.26%	5/22/2034	3/10/2022	4,000,000	3,856,366	2,949,805	0.8%
Dryden 95 CLO, Ltd.	Subordinated Notes	10.02%	8/21/2034	4/27/2022	10,500,000	9,763,141	7,927,527	2.1%
Galaxy XIX CLO, Ltd.(6)(7)	Subordinated Notes	0%	7/24/2030	12/5/2016	2,750,000	—	—	—%
Galaxy XX CLO, Ltd.(6)	Subordinated Notes	0%	4/21/2031	5/28/2021	2,000,000	890,879	653,238	0.2%
Galaxy XXI CLO, Ltd.(6)	Subordinated Notes	0%	4/21/2031	5/28/2021	4,775,000	1,028,025	747,251	0.2%
Galaxy XXVII CLO, Ltd.(6)(7)	Subordinated Notes	0%	5/16/2031	7/23/2021	2,212,500	77,854	76,226	0.0%

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            18

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Galaxy XXVIII CLO, Ltd.(6)(7)	Subordinated Notes	0%	7/15/2031	5/30/2014	$5,295,000	$110,796	$110,079	0.1%
GoldenTree Loan Opportunities IX, Ltd.(6)(7)	Subordinated Notes	0%	10/29/2029	7/19/2017	3,250,000	—	—	—%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	0%	4/28/2025	4/14/2014	400,000	—	—	—%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	0%	10/18/2027	7/27/2015	7,000,000	—	2,936	0.0%
HarbourView CLO VII-R, Ltd.(6)	Subordinated Notes	0%	7/18/2031	6/5/2015	275,000	—	—	—%
LCM XV Limited Partnership(6)	Income Notes	0%	7/19/2030	1/28/2014	250,000	3,334	2,372	0.0%
LCM XVI Limited Partnership(6)	Income Notes	0%	10/15/2031	5/12/2014	6,814,685	695,513	536,169	0.1%
LCM XVII Limited Partnership(6)	Income Notes	0%	10/15/2031	9/17/2014	1,000,000	102,466	82,020	0.0%
LCM XVIII Limited Partnership(6)	Income Notes	0%	7/21/2031	10/29/2021	12,195,000	604,195	472,313	0.1%
LCM 28 Ltd.(6)	Subordinated Notes	0%	10/21/2030	10/29/2021	2,000,000	254,680	193,159	0.1%
LCM 32 Ltd.	Income Notes	6.60%	7/20/2034	3/2/2022	10,390,000	8,196,921	5,873,838	1.5%
LCM 34 Ltd.	Subordinated Notes	10.67%	10/20/2034	8/4/2022	2,395,000	1,742,573	1,302,079	0.3%
Madison Park Funding XIII, Ltd.(6)(7)	Subordinated Notes	0%	4/19/2030	2/3/2014	13,000,000	—	669,989	0.2%
Madison Park Funding XIV, Ltd.(6)	Subordinated Notes	0%	10/22/2030	7/3/2014	23,750,000	9,052,806	6,994,381	1.8%
Madison Park Funding XL, Ltd.(6)	Subordinated Notes	0%	5/28/2030	10/8/2020	7,000,000	2,111,107	1,519,863	0.4%
Marble Point CLO XXIII Ltd.	Subordinated Notes	24.28%	1/22/2035	3/28/2024	6,400,000	4,070,112	3,504,386	0.9%
Mountain View CLO IX Ltd.(6)	Subordinated Notes	0%	7/15/2031	5/13/2015	8,815,500	37,532	31,205	0.0%
Neuberger Berman CLO XVI-S, Ltd.	Subordinated Notes	12.77%	4/17/2034	2/9/2022	28,939,670	24,604,154	14,410,308	3.8%
Neuberger Berman CLO XXI, Ltd.	Subordinated Notes	12.89%	1/20/2039	2/16/2022	8,501,407	7,626,709	5,534,173	1.5%
Octagon Investment Partners XIV, Ltd.(6)	Income Notes	0%	7/16/2029	12/1/2017	6,150,000	—	—	—%
Octagon Investment Partners XV, Ltd.(6)	Income Notes	0%	7/19/2030	5/23/2019	8,937,544	1,086,704	1,079,139	0.3%
Octagon Investment Partners XVII, Ltd.(6)	Subordinated Notes	0%	1/27/2031	6/28/2018	16,153,000	610,128	472,173	0.1%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	6.04%	8/12/2037	4/25/2019	7,183,100	3,939,976	2,566,683	0.7%
Octagon Investment Partners XXI, Ltd.(6)	Subordinated Notes	0%	2/14/2031	1/6/2016	13,822,188	3,996,748	3,088,489	0.8%
Octagon Investment Partners XXII, Ltd.(6)	Subordinated Notes	0%	1/22/2030	11/12/2014	6,625,000	195,148	150,808	0.1%
Octagon Investment Partners 27, Ltd.(6)	Subordinated Notes	0%	7/15/2030	10/31/2018	5,000,000	109,446	87,489	0.0%
Octagon Investment Partners 30, Ltd.(6)(7)	Subordinated Notes	0%	3/18/2030	11/16/2017	9,525,000	147,685	327,210	0.1%
Octagon Investment Partners 31, Ltd.(6)(7)	Subordinated Notes	0%	7/19/2030	12/20/2019	3,067,500	29,757	27,061	0.0%
Octagon Investment Partners 33, Ltd.(6)(7)	Subordinated Notes	0%	1/20/2031	7/9/2018	2,850,000	—	—	—%
Octagon Investment Partners 36, Ltd.(6)	Subordinated Notes	0%	4/15/2031	12/20/2019	10,400,960	1,888,159	1,475,857	0.4%
Octagon Investment Partners 37, Ltd.(6)(7)	Subordinated Notes	0%	7/25/2030	3/17/2021	14,500,000	4,753,910	3,584,544	0.9%
Octagon Investment Partners 39, Ltd.(6)	Subordinated Notes	0%	10/21/2030	1/9/2020	10,250,000	3,150,212	2,348,898	0.6%

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            19

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Loan Funding, Ltd.(6)	Subordinated Notes	0%	11/18/2031	8/25/2014	$5,014,526	$1,036,311	$769,278	0.2%
OZLM VI, Ltd.(6)	Subordinated Notes	0%	4/17/2031	10/31/2016	15,688,991	227,065	209,485	0.1%
OZLM VII, Ltd.(6)(7)	Subordinated Notes	0%	7/17/2029	11/3/2015	2,654,467	—	—	—%
OZLM VIII, Ltd.(6)(7)	Subordinated Notes	0%	10/17/2029	8/7/2014	950,000	—	—	—%
OZLM IX, Ltd.(6)	Subordinated Notes	0%	10/20/2031	2/22/2017	15,000,000	2,526,611	2,004,115	0.5%
OZLM XII, Ltd.(6)(7)	Subordinated Notes	0%	4/30/2027	1/17/2017	12,122,952	—	—	—%
OZLM XXII, Ltd.(6)	Subordinated Notes	0%	1/17/2031	5/11/2017	27,343,000	142,579	191,457	0.1%
Rad CLO 21, Ltd.	Subordinated Notes	25.97%	1/26/2037	5/30/2025	5,000,000	4,589,660	4,571,556	1.2%
Rad CLO 28, Ltd.	Subordinated Notes	14.75%	4/20/2038	12/17/2024	15,000,000	14,029,745	11,865,599	3.1%
Redding Ridge 3 CLO, Ltd.(6)(7)	Preference Shares	0%	1/15/2030	3/26/2021	12,293,000	278,916	236,997	0.1%
Redding Ridge 4 CLO, Ltd.(6)(7)	Subordinated Notes	0%	4/15/2030	1/29/2021	14,000,000	—	401,536	0.1%
Redding Ridge 5 CLO, Ltd.	Subordinated Notes	7.38%	4/15/2039	5/27/2021	21,000,000	11,273,225	6,912,837	1.8%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Notes	7.21%	1/15/2038	2/11/2022	14,045,176	9,198,002	5,017,805	1.3%
Rockford Tower CLO 2024-2, Ltd.	Subordinated Notes	17.39%	10/20/2037	10/2/2024	12,000,000	10,537,437	9,375,277	2.5%
Sound Point CLO II, Ltd.(6)	Subordinated Notes	0%	1/26/2031	5/16/2019	21,053,778	12,731	10,284	0.0%
Sound Point CLO VII-R, Ltd.(6)	Subordinated Notes	0%	10/23/2031	7/31/2019	9,002,745	—	—	—%
Sound Point CLO XVII, Ltd.(6)(7)	Subordinated Notes	0%	10/20/2030	7/11/2018	20,000,000	874,099	766,211	0.2%
Sound Point CLO XVIII, Ltd.(6)	Subordinated Notes	0%	1/20/2031	10/29/2018	15,563,500	1,927,037	1,396,559	0.4%
Sound Point CLO XIX, Ltd.(6)	Subordinated Notes	0%	4/15/2031	9/23/2021	7,500,000	1,264,240	906,372	0.2%
Sound Point CLO XX, Ltd.(6)	Subordinated Notes	0%	7/28/2031	11/5/2021	8,000,000	1,317,883	934,305	0.2%
Sound Point CLO XXIII, Ltd.	Subordinated Notes	3.59%	7/17/2034	8/27/2021	5,915,000	4,652,756	3,434,403	0.9%
Symphony CLO XIV, Ltd.(6)(7)	Subordinated Notes	0%	7/14/2026	5/6/2014	750,000	953	939	0.0%
Symphony CLO XVI, Ltd.(6)	Subordinated Notes	0%	10/15/2031	7/1/2015	5,000,000	1,026,854	317,430	0.1%
Symphony CLO XIX, Ltd.(6)	Subordinated Notes	0%	4/16/2031	5/6/2021	2,000,000	542,712	413,888	0.1%
TCI-Symphony CLO 2017-1, Ltd.(6)	Income Notes	0%	7/15/2030	9/15/2020	3,000,000	939,106	838,905	0.2%
TCW CLO 2021-2, Ltd.	Subordinated Notes	14.74%	7/25/2034	8/17/2022	5,000,000	4,389,294	3,871,036	1.0%
TCW CLO 2024-2, Ltd.	Subordinated Notes	19.98%	7/17/2037	7/12/2024	10,000,000	7,789,061	7,866,093	2.1%
THL Credit Wind River 2013-1 CLO, Ltd.(6)	Subordinated Notes	0%	7/19/2030	11/1/2017	10,395,000	479,024	342,288	0.1%
THL Credit Wind River 2013-2 CLO, Ltd.(6)	Income Notes	0%	10/18/2030	12/27/2017	3,250,000	246,867	176,506	0.1%
THL Credit Wind River 2014-1 CLO, Ltd.(6)	Subordinated Notes	0%	7/18/2031	7/11/2018	11,800,000	—	—	—%
THL Credit Wind River 2014-2 CLO, Ltd.(6)	Income Notes	0%	1/15/2031	1/22/2021	7,550,000	—	—	—%

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            20

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
THL Credit Wind River 2017-4 CLO, Ltd.(6)(7)	Subordinated Notes	0%	11/20/2030	6/25/2020	$3,765,400	$—	$12,248	0.0%
THL Credit Wind River 2018-2 CLO, Ltd.(6)	Subordinated Notes	0%	7/15/2030	3/11/2019	8,884,000	2,580,612	1,929,477	0.5%
THL Credit Wind River 2018-3 CLO, Ltd.(6)	Subordinated Notes	0%	1/20/2031	6/28/2019	13,000,000	1,810,797	1,648,857	0.4%
Venture XVIII CLO, Ltd.(6)	Subordinated Notes	0%	10/15/2029	7/16/2018	4,750,000	—	—	—%
Venture 28A CLO, Ltd.	Subordinated Notes	1.89%	10/20/2034	7/16/2018	17,715,000	13,593,338	9,304,277	2.4%
Venture XXX CLO, Ltd.(6)	Subordinated Notes	0%	1/15/2031	7/16/2018	5,100,000	737,943	526,727	0.1%
Venture XXXII CLO, Ltd.(6)	Subordinated Notes	0%	7/18/2031	10/9/2018	7,929,328	428,215	314,239	0.1%
Venture XXXIV CLO, Ltd.(6)	Subordinated Notes	0%	10/15/2031	7/30/2019	13,903,000	4,110,375	3,046,859	0.8%
Venture 41 CLO, Ltd.	Subordinated Notes	7.62%	1/20/2034	1/26/2021	8,249,375	7,162,789	5,810,264	1.5%
Venture 42 CLO, Ltd.	Subordinated Notes	6.78%	4/17/2034	11/5/2021	15,000,000	12,738,015	9,731,645	2.6%
Venture 43 CLO, Ltd.	Subordinated Notes	4.38%	4/17/2034	9/1/2021	12,000,000	9,985,350	7,401,373	1.9%
Voya IM CLO 2013-1, Ltd.(6)	Income Notes	0%	10/15/2030	6/9/2016	4,174,688	599,653	446,192	0.1%
Voya IM CLO 2013-3, Ltd.(6)	Subordinated Notes	0%	10/18/2031	2/13/2015	4,000,000	394,669	292,294	0.1%
Voya IM CLO 2014-1, Ltd.(6)	Subordinated Notes	0%	4/18/2031	2/5/2014	314,774	9,295	5,825	0.0%
Voya CLO 2014-3, Ltd.(6)(7)	Subordinated Notes	0%	7/24/2026	4/10/2015	7,000,000	—	—	—%
Voya CLO 2014-4, Ltd.(6)	Subordinated Notes	0%	7/14/2031	11/10/2014	1,000,000	109,458	78,354	0.1%
Voya CLO 2015-2, Ltd.(6)(7)	Subordinated Notes	0%	7/23/2027	6/24/2015	13,712,000	—	—	—%
Voya CLO 2016-1, Ltd.(6)	Subordinated Notes	0%	1/21/2031	1/22/2016	7,750,000	1,721,067	1,361,555	0.4%
Voya CLO 2017-4, Ltd.(6)(7)	Subordinated Notes	0%	10/15/2030	3/25/2021	2,500,000	—	—	—%
Voya CLO 2018-1, Ltd.(6)	Subordinated Notes	0%	4/21/2031	2/23/2018	20,000,000	6,377,665	4,959,323	1.3%
Voya CLO 2018-2, Ltd.(6)	Subordinated Notes	0%	7/15/2031	4/27/2021	6,778,666	851,110	690,870	0.2%
Voya CLO 2018-4, Ltd.	Subordinated Notes	10.81%	10/15/2037	8/9/2021	7,237,100	3,540,895	2,836,431	0.7%
Voya CLO 2019-1, Ltd.	Subordinated Notes	12.30%	10/15/2037	1/27/2020	55,757,000	21,468,170	18,590,370	4.9%
Voya CLO 2020-1, Ltd.	Subordinated Notes	9.79%	7/17/2034	3/3/2022	6,500,000	5,355,759	4,373,572	1.1%
Voya CLO 2022-1, Ltd.	Subordinated Notes	16.31%	4/20/2035	3/18/2022	17,600,000	15,821,755	14,878,937	3.9%
Total Collateralized Loan Obligation - Equity Class						$585,328,107	$446,877,759	117.3%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
BlueMountain CLO 2015-3 Ltd.	Class E-R Notes	12.61% (SOFR+8.08%)	4/21/2031	8/5/2022	$2,500,000	$1,898,038	$1,902,163	0.5%
Cedar Funding II CLO, Ltd.	Class F Notes	12.90% (SOFR+8.37%)	4/20/2034	7/16/2024	4,000,000	3,700,348	3,967,601	1.0%
Cent CLO 21 Limited(7)	Class D-R2 Notes	10.84% (SOFR+6.30%)	7/26/2030	7/29/2022	7,000,000	6,030,487	6,580,137	1.7%

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            21

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Cent CLO 21 Limited(7)(8)	Class E-R2 Notes	13.19% (SOFR+8.65%)	7/26/2030	7/12/2018	$139,971	$135,422	$—	—%
Churchill Middle Market CLO IV, Ltd.	Class E-R Notes	12.42% (SOFR+8.14%)	4/23/2036	3/8/2024	3,500,000	3,413,035	3,471,320	0.9%
CIFC Funding 2013-III-R, Ltd.	Class E Notes	12.32% (SOFR+7.78%)	4/24/2031	10/2/2020	3,000,000	2,467,754	2,758,502	0.7%
CIFC Funding 2014-IV-R, Ltd.	Class E-R Notes	13.71% (SOFR+9.18%)	1/17/2035	12/20/2021	778,684	741,732	788,546	0.2%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	14.68% (SOFR+10.15%)	10/21/2031	9/16/2019	3,750,000	3,614,074	3,815,449	1.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	12.80% (SOFR+8.27%)	7/18/2031	10/29/2018	6,000,000	5,740,719	3,506,438	0.9%
LCM 26 Ltd.	Class E Notes	9.83% (SOFR+5.30%)	1/20/2031	8/23/2023	4,000,000	3,059,543	3,177,208	0.8%
LCM 31 Ltd.	Class E-R Notes	11.52% (SOFR+7.25%)	7/20/2034	7/1/2024	5,000,000	4,742,949	4,960,927	1.3%
LCM 31 Ltd.	Class F Notes	12.25% (SOFR+7.98%)	7/20/2034	7/1/2024	2,500,000	2,229,028	2,431,142	0.6%
LCM 33 Ltd.	Class E Notes	10.88% (SOFR+6.35%)	7/20/2034	5/20/2024	1,500,000	1,318,248	1,411,905	0.4%
LCM 35 Ltd.	Class E Notes	11.13% (SOFR+6.61%)	10/16/2034	10/10/2024	2,375,000	2,116,679	2,293,228	0.6%
LCM XXIII Limited Partnership	Class D Notes	11.58% (SOFR+7.05%)	10/19/2029	8/19/2022	6,000,000	5,316,669	4,770,731	1.3%
Mountain View CLO IX Ltd.	Class D-R Notes	10.60% (SOFR+6.08%)	7/15/2031	1/11/2024	4,395,954	3,696,319	3,727,328	1.0%
Mountain View CLO IX Ltd.(8)	Class E Notes	12.54% (SOFR+8.02%)	7/15/2031	10/29/2018	3,862,661	3,759,617	237,212	0.1%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	11.74% (SOFR+7.20%)	1/27/2031	10/15/2019	5,357,634	4,599,710	3,925,158	1.0%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	12.28% (SOFR+7.75%)	1/22/2030	11/25/2019	5,500,000	4,701,888	4,689,636	1.2%
OZLM VIII, Ltd.(7)	Class E-RR Notes	12.71% (SOFR+8.17%)	10/17/2029	11/6/2018	344,415	344,415	340,895	0.2%
Sound Point CLO IV-R, Ltd.(8)	Class F Notes	12.63% (SOFR+8.10%)	4/18/2031	3/18/2019	4,132,282	3,816,294	989,179	0.3%
Sound Point CLO XXIV, Ltd.	Class E-R Notes	11.26% (SOFR+6.72%)	10/25/2034	4/24/2024	2,100,000	1,749,612	1,796,919	0.5%
Sound Point CLO XXXI, Ltd.	Class E Notes	11.15% (SOFR+6.61%)	10/25/2034	2/6/2024	3,600,000	3,192,021	3,476,216	0.9%
THL Credit Wind River 2014-2 CLO, Ltd.(8)	Class F-R Notes	12.41% (SOFR+7.87%)	1/15/2031	8/16/2022	3,093,252	2,377,606	1,078,396	0.3%
Venture XIX CLO, Ltd.	Class E-RR Notes	10.88% (SOFR+6.36%)	1/15/2032	3/14/2024	1,500,000	1,244,279	1,465,758	0.4%
Venture XIX CLO, Ltd.(8)	Class F-RR Notes	13.02% (SOFR+8.50%)	1/15/2032	11/16/2018	7,992,554	7,799,639	3,992,996	1.0%

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            22

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Venture XXXIII CLO, Ltd.(8)	Class F Notes	12.52% (SOFR+8.00%)	7/15/2031	12/3/2019	$2,621,421	$2,183,704	$792,684	0.2%
Venture 37 CLO, Ltd.	Class E Notes	11.47% (SOFR+6.95%)	7/15/2032	2/20/2024	3,000,000	2,460,105	2,972,101	0.8%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	15.37% (SOFR+10.85%)	10/15/2030	10/11/2019	3,320,000	3,133,567	3,257,954	0.9%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	12.88% (SOFR+8.35%)	4/18/2031	4/11/2019	8,787,500	7,105,496	4,730,224	1.2%
Total Collateralized Loan Obligation - Debt Class						$98,688,997	$83,307,953	21.9%

Total Portfolio Investments						$684,017,104	$530,185,712	139.2%
Assets, other than investments, less liabilities and Cumulative Preferred stock							(149,246,047)	(39.2%)
Net Assets applicable to Common Shares							$380,939,665	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. For intra-quarter end periods, the Company’s Board of Directors has designated the Advisor to fair value the Company’s investments. As of June 30, 2025, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month Term SOFR, which was 4.29% at June 30, 2025. The current base rate for each investment may be different from the reference rate on June 30, 2025.

(5) The securities in which the Company has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital, and when called, any remaining unamortized investment costs will be written off if the actual distributions are less than the amortized investment cost. To the extent that the cost basis of the senior secured notes is fully recovered, any future distributions will be recorded as realized gains.

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(8) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.
(9) All investments are pledged as collateral for the revolving Credit Facility (see Note 11).

See accompanying notes to financial statements.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            23

Notes to Financial Statements
June 30, 2025

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation.

We seek to achieve our investment objective by investing primarily in entities that in turn own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans.” We have invested primarily in the equity and junior debt tranches of a type of pools of Senior Secured Loans known as Collateralized Loan Obligations, or “CLOs.” Based on certain diversification, liquidity and general market considerations, we may also invest opportunistically in Senior Secured Loans directly (either in the primary or secondary markets).

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company was offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 3, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors the (the “Board”) approved an 18-month extension to the offering period for the sale of the Company’s common shares through November 9, 2017. Subsequently, on May 30, 2017, the Board approved a continuation of the offering for an additional two years, extending the offering period for the sale of shares through November 2, 2019. On November 25, 2019, the Board approved an additional 18-month continuous public offering period through July 23, 2021. On April 30, 2021, the Board approved a continuation of the offering through December 31, 2022. On November 3, 2022, the Board approved an extension of the offering until the date upon which 150,000,000 common shares have been sold in the course of our offerings, unless terminated or further extended or increased by the Board of Directors, in its sole discretion.

On April 25, 2025, the Company announced that it intends to seek to list shares of its common stock on a national securities exchange, with a target listing date during twelve months to follow the announcement. Pursuant to the intent to list the Company's shares, the Board determined to suspend the offering of the Company's shares following the May 1, 2025 monthly share purchase date, subject to financial and market conditions. There can be no assurance that the Company will be able to complete the listing in the expected timeframe or at all. The Company subsequently announced that its tender offer expiring on July 31, 2025 would be the company's final regular quarterly tender offer under its share repurchase program.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSR, ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X.

Reclassifications
Certain reclassifications have been made in the presentation of prior financial statements and accompanying notes to conform to the presentation as of and for the year ended June 30, 2025. Please refer to Note 8. Income Taxes.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            24

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates.

Cash and Restricted Cash
Cash held at financial institutions, has exceeded the Federal Deposit Insurance Corporation (“FDIC”) insured limit. The Company has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. The Company has restrictions on the uses of the cash held based on the terms of the Facility (as defined in Note 11). Cash and restricted cash are carried at cost, which approximates fair value.

Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:

Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

Credit Spread Risk
Credit spread risk represents the risk that with higher interest rates comes a higher risk of defaults.

Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.

Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.

Downgrade Risk
Downgrade risk results when rating agencies lower their rating on a bond which are usually accompanied by bond price declines.

Default Risk
Default risk is the risk that a borrower will be unable to make the required payments on their debt obligation.

Structured Credit Related Risk
CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Market Disruption and Geopolitical Risk
Geopolitical and other events, such as war (including the Israel-Hamas war and Russia's military invasion of Ukraine), terrorist attacks, public health crises and natural or environmental disasters, may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Company’s investments.

Economic Recessions Risk
Economic recessions or downturns could impair our portfolio investments and adversely affect our operating results.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            25

Investments Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis and changes in fair value are recognized in unrealized gain (loss) on investments on the Statement of Operations. Realized gains or losses on investments are calculated by using the specific identification method.

Investment Valuation
The Company follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820"), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 1 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
2.The independent valuation firm prepares independent valuations based on its own independent assessments and issues its report.
3.The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.
4.The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

For intra-quarter periods and pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (the “Valuation Designee”) for the purpose of performing fair value determinations for investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value. The Board has approved a multi-step valuation process for such intra-quarter investment valuations, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
2.The independent valuation firm prepares independent valuations based on its own independent assessments and issues its report.
3.The Adviser, as the Company’s Valuation Designee, reviews and approves the independent valuation firm’s valuation report.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            26

Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third-party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Revenue Recognition

Interest Income - Equity Class
Interest income from investments in the “equity” positions of CLOs (typically preferred shares, income notes or subordinated notes of CLO funds) and “equity” class of security of securitized trust is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. We monitor the expected cash inflows from our CLO and securitized trust equity investments, including the expected residual payments, and the effective yield is determined and updated periodically. The Company modified its policy during the year ended June 30, 2024, with respect to the timing of when it recognizes realized losses for certain CLO equity investments for which the Company determines that a CLO’s expected remaining cash flows do not exceed amortized cost basis. In such situations, the amortized cost basis of the CLO is written down and recognized as a realized loss.

Interest Income - Debt Class
Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon the Fund’s judgment of the collectibility of the loan receivable. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of June 30, 2025, the Company had no non-accrual investments in its portfolio.

Paid-In-Kind Interest
The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the year ended June 30, 2025, PIK interest included in interest income totaled $1,341,327. Repayments of previous PIK interest totaled $570,030 for net PIK income of $771,297. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Preferred Stock
The Company carries its mandatorily redeemable Term Preferred Stock (as defined in “Note 7. Mandatorily Redeemable and Cumulative Preferred Stock”) at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable and Cumulative Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's Term Preferred Stock has been classified as a liability on the Statement of Assets and Liabilities. Dividends on its Term Preferred Stock (which are treated as interest payments for financial reporting purposes) are accrued monthly and paid quarterly. Unpaid dividends relating to the Term Preferred Stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations. Deferred offering costs and deferred

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            27

issuance costs are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

In accordance with ASC 480-10-S99-3A, the Company’s Cumulative Preferred Stock (as defined in “Note 7. Mandatorily Redeemable and Cumulative Preferred Stock”) has been classified in temporary equity on the Statement of Assets and Liabilities due to the possibility of a change of control triggering event that could lead to redemption outside of the Company’s control. The Cumulative Preferred Stock is recorded net of offering costs and issuance costs. Unpaid dividends relating to the Cumulative Preferred Stock are included in cumulative preferred stock on the Statement of Assets and Liabilities. Dividends declared on the Cumulative Preferred Stock are included in dividends declared on Cumulative Preferred Stock on the Statement of Operations. Dividends on Cumulative Preferred Stock are accrued monthly and paid quarterly. The Cumulative Preferred Stock is not adjusted to its redemption amount as it is not probable it will be redeemed as it has not reached its optional redemption date.

Asset Coverage Requirement
As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

With respect to senior securities representing indebtedness, such as the senior unsecured notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, immediately after such issuance or borrowing, and calculated as the ratio of the Company’s gross assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Common Stock Offering Costs
Common stock offering costs are capitalized to deferred common stock offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Common stock offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Deferred Issuance Costs on Mandatorily Redeemable Term Preferred Stock
Deferred issuance costs on Term Preferred Stock consist of fees and expenses incurred in connection with the closing of Term Preferred Stock offerings, and are capitalized at the time of payment. These costs are amortized using the effective yield method over the term of the respective preferred stock series. This amortization expense is included in interest expense in the Company’s financial statements. Upon early termination of Term Preferred Stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of term preferred stock on the Fund’s Statement of Operations.
Financing Costs
The Company records origination expenses related to the Facility (as defined in Note 11) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the effective interest method over the stated life of the obligation for the Facility. Debt issuance costs and origination discounts related to the 2035 Notes (as defined in Note 12) are presented net against the outstanding principal of the respective instrument and amortized as part of interest expense using the

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            28

effective interest method over the stated life of the respective instrument. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For extinguishments of the Facility or the 2035 Notes, any unamortized deferred costs are recognized as a realized loss on extinguishment of debt.

Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with U.S. federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to timely distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2025, the cost basis of investments for tax purposes was $741,111,752 resulting in an estimated net unrealized depreciation of $(210,926,040). The gross unrealized appreciation and depreciation as of June 30, 2025 were $33,873,456 and $(244,799,496), respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any ordinary net income and capital gains net income recognized in preceding years, but were not distributed during such years, and on which the Company paid no corporate-level U.S. federal income tax, the Company will generally be required to pay a nondeductible U.S. federal excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of June 30, 2025, the Company does not expect to have, and has not accrued an excise tax due for the 2025 calendar year.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2025 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2024, and has concluded that as of June 30, 2025, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state

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PRIORITY INCOME FUND, INC.                                            29

income tax returns for each tax year in the three-year period ended June 30, 2024 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements
The Company considers the applicability and impact of all accounting standard updates ("ASU") issued by the Financial Accounting Standards Board. ASUs not listed were assessed by the Company and either determined to be not applicable or expected to have minimal impact on its financial statements.
In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”),” which intends to improve the transparency of income tax disclosures. ASU No. 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Company is currently assessing the impact of this guidance, however, the Company does not expect it to have a material impact to the Company's financial statements.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2025 were $115,288,594. During the year ended June 30, 2025, the Company sold sixty-six CLO debt investments and eleven CLO equity investments resulting in proceeds of $194,611,527 and a net realized loss of $12,169,637. During the year ended June 30, 2025, the Company recognized realized gains of $2,650,807 from thirteen CLO equity investments that were called. During the year ended June 30, 2025, the Company recognized realized losses of $168,511,084 for certain CLO equity investments for which the Company determined that the CLO’s expected remaining cash flows do not exceed amortized cost basis.

The following table shows the fair value of our investments measured at fair value on a recurring basis, disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$446,877,759	$446,877,759
Collateralized Loan Obligations - Debt Class	—	—	83,307,953	83,307,953
	$—	$—	$530,185,712	$530,185,712

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            30

The following table shows the aggregate changes in fair value of our Level 3 investments during the year ended June 30, 2025(1):

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2024	$664,286,955	$291,660,354	$955,947,309
Net realized gain (loss) on investments	(186,776,179)	8,746,265	(178,029,914)
Net change in unrealized gain (loss) on investments	(47,958,617)	(20,777,090)	(68,735,707)
Purchases of investments	95,377,531	19,911,063	115,288,594
Payment-in-kind interest	—	(771,297)	(771,297)
Repayments from investments	(63,641,793)	(32,580,585)	(96,222,378)
Proceeds from sales of investments	(7,519,099)	(187,092,428)	(194,611,527)
Net Reductions to Collateralized Loan Obligations - Equity and related investment cost	(6,891,039)	—	(6,891,039)
Accretion of purchase discount, net	—	4,211,671	4,211,671
Fair value at June 30, 2025	$446,877,759	$83,307,953	$530,185,712

Net change in unrealized gain (loss) attributable to Level 3 investments still held at the end of the period	$(53,025,449)	$(4,751,731)	$(57,777,180)

(1) Transfers are assumed to have occurred at the beginning of the year during which the asset was transferred. There were no transfers in or out of Level 3 during the year ended June 30, 2025.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2025:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$446,877,759	Discounted Cash Flow	Discount Rate	15.21% - 93.06%	20.67%
Collateral Loan Obligations - Debt Class	83,307,953	Discounted Cash Flow	Discount Rate	11.24% - 344.80%	18.91%
Total Level 3 Investments	$530,185,712
(1) Excludes investments that have been called for redemption or are currently marked to zero fair market value.
(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            31

typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in interest rates could materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have interest rate floors, there may not be corresponding increases in investment income (if interest rates increases but stays below the interest rate floor of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a Controlled Foreign Corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in Passive Foreign Investment Companies (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute at least 90% of such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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PRIORITY INCOME FUND, INC.                                            32

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Financial Instruments Disclosed, But Not Carried at Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of June 30, 2025 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Mandatorily Redeemable Preferred Stock(1)	$131,152,327	$130,889,593	$—	$130,889,593	$—
The Revolving Credit Facility(2)	9,700,000	9,700,000	—	9,700,000	—
2035 Notes(3)	28,992,555	29,238,494	—	—	29,238,494
	$169,844,882	$169,828,087	$—	$140,589,593	$29,238,494

(1)Represents the June 30, 2025 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”) and is categorized as Level 2 under ASC 820 as of June 30, 2025 because of the low trading volume of the shares.

(2)As of June 30, 2025, the fair value of the Revolving Credit Facility was $9,700,000, the balance outstanding, and is categorized as Level 2 under ASC 820. The fair value of the Revolving Credit Facility is equal to that of the carrying value since the Revolving Credit Facility bears a floating rate and re-prices to market frequently.

(3)As of June 30, 2025, the fair value of the 2035 Notes is $29,238,494 estimated by discounting remaining payments using applicable current market rates, and is categorized as Level 3 under ASC 820 as of June 30, 2025.

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            33

organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 50,000,000 of which are classified as preferred stock, par value $0.01 per share, or “Preferred Stock” and 150,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the year ended June 30, 2025 and the year ended June 30, 2024:

	Total
	Shares	Amount
Year Ended June 30, 2025:
Gross shares sold	6,250,641	$65,049,328
Shares issued from reinvestment of distributions	3,445,100	30,417,528
Repurchase of common shares	(8,318,419)	(80,053,183)
Net increase from capital transactions	1,377,322	$15,413,673

Year Ended June 30, 2024:
Gross shares sold	8,911,139	$104,615,512
Shares issued from reinvestment of distributions	2,992,521	32,039,280
Repurchase of common shares	(5,136,315)	(56,739,729)
Net increase from capital transactions	6,767,345	$79,915,063

At June 30, 2025, the Company had 62,032,488 shares of common stock issued and outstanding.

At June 30, 2024, the Company had 60,655,166 shares of common stock issued and outstanding.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:
•the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•the Company’s investment plans and working capital requirements;
•the relative economies of scale with respect to the Company’s size;
•the Company’s history in repurchasing shares or portions thereof; and
•the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar quarter to up to 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

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PRIORITY INCOME FUND, INC.                                            34

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For the Year Ended June 30, 2025
June 30, 2024	August 16, 2024	2,403,947	100.00%	$10.66	$25,633,409
September 30, 2024	November 18, 2024	1,651,089	100.00%	10.41	17,187,837
December 31, 2024	February 10, 2025	2,734,120	100.00%	9.60	26,252,124
March 31, 2025	May 12, 2025	1,529,263	60.07%	7.17	10,979,813
Total for the year ended June 30, 2025		8,318,419			$80,053,183

For the Year Ended June 30, 2024
June 30, 2023	August 10, 2023	1,202,143	100.00%	$11.30	$13,585,423
September 30, 2023	November 8, 2023	1,015,624	100.00%	11.15	11,324,137
December 31, 2023	February 13, 2024	1,169,723	100.00%	11.11	12,995,626
March 31, 2024	May 14, 2024	1,748,825	100.00%	10.77	18,834,543
Total for the year ended June 30, 2024		5,136,315			$56,739,729

From time to time, the Company may repurchase a portion of its common and preferred stock and is notifying you of such intention as required by applicable securities law.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an initial investment advisory agreement with the Adviser (the "Prior Advisory Agreement"). On May 30, 2019, the Company held a special meeting of stockholders at which stockholders voted to approve a new investment advisory agreement with the Adviser that is identical in all respects except for the date of effectiveness and the term to the Prior Investment Advisory Agreement, which had terminated as a result of a technical “change in control” and “assignment” as such terms are defined under the 1940 Act. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            35

For the year ended June 30, 2025, expenses incurred by the Company and the payable amount remaining at June 30, 2025 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$17,306,617	$3,365,202
Incentive fee(1)	10,762,563	1,985,203
Routine non-compensation overhead expenses(2)	46,821	10,000

(1) The payable amount is presented as part of the Due to Adviser line item on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of the Due to Adviser line item on the Statement of Assets and Liabilities and the expense amount is presented as Adviser shared service expense on the Statement of Operations.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance, legal services and offerings of the Company’s debt, common stock and other securities. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the year ended June 30, 2025, $3,995,179 in administrator costs were incurred by the Company, and $364,243 is included on the Statement of Assets and Liabilities as a payable under the Due to Administrator line item.

Commissions and fees on shares of common stock sold
On December 5, 2019, we announced that Preferred Capital Securities, LLC (“PCS” or “Dealer Manager”), a broker dealer and wholesale distributor, would become the dealer manager for an 18-month follow-on common stock offering upon the effectiveness of our common share registration statement. On October 25, 2024, we filed a definitive prospectus with the SEC pursuant to which, through our Dealer Manager, we were offering up to 35,121,591 shares of our common stock until the date upon which 150,000,000 shares of our common stock have been sold in the course of our offerings, unless terminated or further extended or increased by the Board of Directors, in its sole discretion. PCS charges selling commissions of 6.0% and dealer manager fees of 0.75%, payable upon a purchase of “Class R” shares.

During the year ended June 30, 2025, the total sales load incurred through the offering of our common stock was $2,787,673, which includes $2,453,209 of selling commissions and $334,464 of dealer manager fees. These fees are charged against additional paid-in capital on the Statements of Changes in Net Assets and Temporary Equity.

Common Stock Offering Costs
The Adviser, on behalf of the Company, paid or incurred common stock offering costs totaling $1,164,943 for the year ended June 30, 2025. As of June 30, 2025, $586,030 remains as a deferred asset on the Statement of Assets and Liabilities, while $1,472,498 has been amortized to expense on the Statement of Operations during the year ended June 30, 2025.

Common stock offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            36

At June 30, 2025, the total due to the Adviser for organization and common stock offering costs and operating expenses paid on behalf of the Company was $36,735, which is included within the Due to Adviser line item on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
June 30, 2020	867,504	—	867,504
June 30, 2021	359,068	—	359,068
June 30, 2022	898,724	—	898,724
June 30, 2023	1,767,501	—	1,767,501
June 30, 2024	1,578,720	—	1,578,720
June 30, 2025	1,385,951	—	1,385,951
Total reimbursements made	(11,715,375)	(3,905,271)	(15,620,646)
Balance payable	$36,735	$—	$36,735

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and common stock offering costs that it has funded, until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On January 13, 2020, (amended on August 2, 2022), the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”), Prospect Floating Rate and Alternative Income Fund, Inc. (“PFLOAT”), NGL Subsidiary Ltd. (“NGL”) and Prospect Enhanced Yield Fund ("PENF"), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.
Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.
Allocation of Expenses
For CLO investments held by each of the Company, PSEC and NGL, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and NGL their proportional share of such expense based on the number of positions held by each entity. During the year ended June 30, 2025, the Company incurred $309,038 in

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            37

expenses related to valuation services that are attributable to PSEC and NGL. As of June 30, 2025, $92,010 is still owed to the Company from PSEC and NGL. Additionally, during the year ended June 30, 2025, PSEC, Prospect Credit REIT,
LLC (“PCRED”) and NGL are owed $21,721 related to marketing, insurance, offering and general and administrative expenses that are attributable to the Company, and $66,310 is still owed to them. The amounts owed to/from the Company are typically settled on a quarterly basis.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2025, $187,500 was paid to the independent directors of the Company, which is included as Director fees on the Statement of Operations, of which none is still payable at June 30, 2025. The officers do not receive any direct compensation from the Company.

Services Agreement
PCM has engaged Preferred Shareholder Services, LLC, an affiliate of the Dealer Manager, to provide certain non-offering issuer support services pursuant to a services agreement. PCM is responsible for any payments due under such agreement. Starting on January 1, 2022, Prospect Capital Management allocated the costs under such services agreement to the Company quarterly, at an up to 0.25% per annum rate of the Company’s average monthly net assets. For the year ended June 30, 2025, $1,416,330 of reimbursement was incurred, which is included in Adviser shared service expense on the Statement of Operations, of which $267,642 is still payable at June 30, 2025. As of June 30, 2025, the payable amount of the services under the agreement is included in the Due to affiliate line on the Statement of Assets and Liabilities.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the year ended June 30, 2025. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)(b)	Amount Distributed
July 3, 2024	July 29, 2024	$0.104727	$6,432,503
August 5, 2024	August 26, 2024	0.124867	7,788,782
September 10, 2024	September 27, 2024	0.104727	6,403,144
October 3, 2024	October 28, 2024	0.104727	6,502,540
November 5, 2024	November 25, 2024	0.124867	7,833,514
December 10, 2024	December 30, 2024	0.104727	6,482,329
January 6, 2025	January 27, 2025	0.124867	7,809,602
February 5, 2025	February 24, 2025	0.104727	6,653,346
March 13, 2025	March 31, 2025	0.104727	6,435,613
April 3, 2025	April 28, 2025	0.104727	6,504,112
May 5, 2025	May 30, 2025	0.124867	7,844,317
June 11, 2025	June 30, 2025	0.104727	6,459,260
Total declared and distributed for the year ended June 30, 2025			$83,149,062

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2025 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            38

The following distributions were previously declared and have record dates subsequent to June 30, 2025 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)(b)
July 3, 2025	July 28, 2025	$0.104727
August 5, 2025	August 29, 2025	$0.124867

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

The Company has adopted a distribution reinvestment plan pursuant to which common stockholders will automatically have the full amount of distributions reinvested in additional shares. Common stockholders may "opt out" of the distribution reinvestment plan and instead receive their distributions in cash. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. During any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to a common stockholder in connection with a distribution reinvestment shall be determined by dividing the total dollar amount of the distribution payable to the common stockholder by the net asset value per common share of the Company, as determined pursuant to procedures adopted by our Board.

The Company issued 3,445,100 and 2,992,521 shares of its common stock in connection with the distribution reinvestment plan for the year ended June 30, 2025 and year ended June 30, 2024, respectively.

Note 7. Mandatorily Redeemable and Cumulative Preferred Stock
The Company has authorized 50,000,000 shares of Preferred Stock, at a par value of $0.01 per share, and had 6,974,065 shares issued and outstanding at June 30, 2025.

The Company completed underwritten public offerings of its outstanding mandatorily redeemable Term Preferred Stock: 7.00% Series D Term Preferred Stock Due 2029 (the “Series D Term Preferred Stock”), 6.625% Series F Term Preferred Stock Due 2027 (the “Series F Term Preferred Stock”), 6.250% Series G Term Preferred Stock Due 2026 (the “Series G Term Preferred Stock”), 6.000% Series H Term Preferred Stock Due 2026 (the “Series H Term Preferred Stock”), 6.125% Series I Term Preferred Stock Due 2028 (the “Series I Term Preferred Stock”), 6.000% Series J Term Preferred Stock Due 2028 (the “Series J Term Preferred Stock”) and 6.375% Series L Term Preferred Stock Due 2029 (the “Series L Term Preferred Stock” and, together with the other term preferred stock, the “Term Preferred Stock”). The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock.

The Company completed an underwritten public offering of its 7.000% Series K Cumulative Preferred Stock (the “Series K Cumulative Preferred Stock” or “Cumulative Preferred Stock”). The Company is not required to redeem its outstanding Cumulative Preferred Stock.

At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock or Cumulative Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock or Cumulative Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock or Cumulative Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock. Further, from time to time (including before the optional redemption date), the Company may repurchase a portion of its preferred stock and is notifying you of such intention as required by applicable securities law.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            39

On November 22, 2024, the Company announced its intent to fully redeem the Company’s outstanding shares of our 6.250% Series G Term Preferred Stock due 2026.

The Company fully redeemed the 1,472,000 outstanding shares of Series G Term Preferred Stock on December 23, 2024 at a price of $25.00 per share for a total cost of $36,800,000. In connection with the redeemed Series G Term Preferred Stock, the Company recognized a realized loss of $496,920.

On March 10, 2025, the Company announced its intent to fully redeem the Company’s outstanding shares of our 6.000% Series H Term Preferred Stock due 2026.

The Company fully redeemed the 1,196,000 outstanding shares of Series H Term Preferred Stock on April 9, 2025 at a price of $25.00 per share for a total cost of $29,900,000. In connection with the redeemed Series H Term Preferred Stock, the Company recognized a realized loss of $458,423.

On May 12, 2025, the Company announced its intent to fully redeem the Company’s outstanding shares of our 6.625% Series F Term Preferred Stock due 2027.

The Company fully redeemed the 1,233,428 outstanding shares of Series F Term Preferred Stock on June 11, 2025 at a price of $25.00 per share for a total cost of $30,835,700. In connection with the redeemed Series F Term Preferred Stock, the Company recognized a realized loss of $411,779.

On June 13, 2025, the Company announced its intent to fully redeem the Company’s outstanding shares of our 6.125% Series I Term Preferred Stock due 2028.

If the dividends on the preferred stock remain unpaid in an amount equal to two full years’ dividends, the holders of the preferred dividends as a class have the right to elect a majority of the Board of Directors. In general, the holders of the preferred stock and the common shares have equal voting rights of one vote per share, except that the holders of the preferred stock, as a separate class, have the right to elect at least two members of the Board of Directors. The Company is required to maintain certain asset coverage with respect to the preferred stock as defined in the Company’s By-Laws and the 1940 Act.

All Term Preferred Stock and Cumulative Preferred Stock ranks (with respect to the payment of dividends and rights upon liquidation, dissolution or winding up) (a) senior to our common stock, (b) on parity with each other series of our preferred stock, and (c) junior to our existing and future secured and unsecured indebtedness.

The following table summarizes the Company’s Term Preferred Stock and Cumulative Preferred Stock activity for the year ended June 30, 2025:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock	Total Preferred Stock
Shares outstanding at June 30, 2024	1,094,065	1,233,428	1,472,000	1,196,000	1,600,000	1,580,000	1,100,000	1,600,000	10,875,493
Shares issued	—	—	—	—	—	—	—	—	—
Shares redeemed	—	(1,233,428)	(1,472,000)	(1,196,000)	—	—	—	—	(3,901,428)
Shares outstanding at June 30, 2025	1,094,065	—	—	—	1,600,000	1,580,000	1,100,000	1,600,000	6,974,065

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            40

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock	Total Preferred Stock
Principal outstanding at June 30, 2024	$27,351,625	$30,835,700	$36,800,000	$29,900,000	$40,000,000	$39,500,000	$27,500,000	$40,000,000	$271,887,325
Shares issued	—	—	—	—	—	—	—	—	—
Shares redeemed	—	(30,835,700)	(36,800,000)	(29,900,000)	—	—	—	—	(97,535,700)
Principal outstanding at June 30, 2025	$27,351,625	$—	$—	$—	$40,000,000	$39,500,000	$27,500,000	$40,000,000	$174,351,625

The following table summarizes the Company’s Term Preferred Stock balances as of June 30, 2025:

	Series D Term Preferred Stock Due 2029	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Total Term Preferred Stock
Principal value	$27,351,625	$40,000,000	$39,500,000	$27,500,000	$134,351,625
Unamortized deferred offering costs	(350,062)	(174,673)	(200,152)	(233,459)	(958,346)
Unamortized discount	(417,383)	(624,590)	(678,227)	(520,752)	(2,240,952)
Carrying value	$26,584,180	$39,200,737	$38,621,621	$26,745,789	$131,152,327

Fair value(1)	$26,804,593	$40,000,000	$37,762,000	$26,323,000	$130,889,593
Fair value per share(1)	$24.50	$25.00	$23.90	$23.93
(1)Represents the June 30, 2025 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”) and is categorized as Level 2 under ASC 820 as of June 30, 2025 because of the low trading volume of the shares.

The following table summarizes the Company’s Cumulative Preferred Stock balances as of June 30, 2025:

Series K Cumulative Preferred Stock
Principal value	$40,000,000
Unamortized deferred offering costs	(374,458)
Unamortized discount	(1,250,000)
Carrying value	$38,375,542

Fair value(1)	$37,568,000
Fair value per share(1)	$23.48
(1)Represents the June 30, 2025 closing market price per share of the series of Cumulative Preferred Stock on the New York Stock Exchange (“NYSE”) and is categorized as Level 2 under ASC 820 as of June 30, 2025 because of the low trading value of the shares.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            41

The following sets forth the terms of the Company’s Term Preferred Stock and Cumulative Preferred Stock offerings:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027(3)	Series G Term Preferred Stock Due 2026(1)	Series H Term Preferred Stock Due 2026(2)	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock
Initial offering price	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2029	June 30, 2027	June 30, 2026	December 31, 2026	June 30, 2028	December 31, 2028	March 31, 2029	N/A
Term redemption price per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Optional redemption date	March 31, 2022	February 25, 2023	March 19, 2023	May 6, 2023	June 17, 2024	August 10, 2024	February 28, 2025	September 30, 2026
Fixed dividend rate	7.000%	6.625%	6.250%	6.000%	6.125%	6.000%	6.375%	7.000%
Annualized per share payment	$1.75000	$1.65624	$1.56252	$1.50000	$1.53124	$1.50000	$1.59375	$1.75000
(1)The Company fully redeemed the 1,472,000 outstanding shares of Series G Term Preferred Stock on December 23, 2024 at a price of $25.00 per share for a total cost of $36,800,000.
(2)The Company fully redeemed the 1,196,000 outstanding shares of Series H Term Preferred Stock on April 9, 2025 at a price of $25.00 per share for a total cost of $29,900,000.
(3)The Company fully redeemed the 1,233,428 outstanding shares of Series F Term Preferred Stock on June 11, 2025 at a price of $25.00 per share for a total cost of $30,835,700.

Dividends payable on the Company’s Term Preferred Stock and Cumulative Preferred Stock were $0 at June 30, 2025.

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of June 30, 2025, the Company had a deferred issuance cost balance of $958,346 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock, that are still held as of June 30, 2025, at the time of issuance totaled $4,197,679. As of June 30, 2025 the Company had an unamortized discount balance of $2,240,952. These amounts are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Cumulative Preferred Stock. As of June 30, 2025, the Company had a deferred debt issuance cost balance of $374,458 related to the issuance of the Cumulative Preferred Stock. As of June 30, 2025 the Company had an unamortized discount balance of $1,250,000.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            42

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the year ended June 30, 2025:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027(5)	Series G Term Preferred Stock Due 2026(3)	Series H Term Preferred Stock Due 2026(4)	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Total Term Preferred Stock
Fixed dividend expense(1)	$1,914,614	$1,929,365	$1,098,892	$1,385,363	$2,449,984	$2,370,000	$1,753,136	$12,901,354
Amortization of deferred offering costs	58,235	24,750	33,773	47,112	40,262	39,808	44,765	$288,705
Amortization of discount	86,764	125,591	121,850	134,868	174,644	159,313	112,474	$915,504
Total preferred dividend expense	$2,059,613	$2,079,706	$1,254,515	$1,567,343	$2,664,890	$2,569,121	$1,910,375	$14,105,563
Effective dividend rate(2)	7.857%	—%	—%	—%	6.896%	6.742%	7.249%	7.117%
Cash paid for dividend	$1,914,614	$1,929,365	$1,098,892	$1,385,363	$2,449,984	$2,370,000	$1,753,136	$12,901,354

(1)Fixed dividend expense is composed of distributions declared and paid of $12,901,354 for the year ended June 30, 2025
(2)Represents the effective rate for each respective series of Term Preferred Stock as of June 30, 2025.
(3)The Company fully redeemed the 1,472,000 outstanding shares of Series G Term Preferred Stock on December 23, 2024 at a price of $25.00 per share for a total cost of $36,800,000.
(4)The Company fully redeemed the 1,196,000 outstanding shares of Series H Term Preferred Stock on April 9, 2025 at a price of $25.00 per share for a total cost of $29,900,000.
(5)The Company fully redeemed the 1,233,428 outstanding shares of Series F Term Preferred Stock on June 11, 2025 at a price of $25.00 per share for a total cost of $30,835,700.
The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Cumulative Preferred Stock for the year ended June 30, 2025:

Series K Cumulative Preferred Stock Due 2026
Fixed dividend expense(1)	$2,800,000
Amortization of deferred offering costs	—
Amortization of discount	—
Total preferred dividend expense	$2,800,000
Effective dividend rate(2)	7.000%
Cash paid for dividend	$2,800,000
(1) Fixed dividend expense is composed of distributions declared and paid of $2,800,000 for the year ended June 30, 2025.
(2)Represents the effective rate for the series of Cumulative Preferred Stock as of June 30, 2025.

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2025.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the year ended June 30, 2025 was as follows:

Year Ended June 30, 2025:
Ordinary income	$20,347,938
Return of capital	62,801,124
Capital gain	—
Total distributions paid to common shareholders	$83,149,062

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            43

The expected tax character of distributions declared and paid to preferred stock shareholders during the year ended June 30, 2025 was as follows:

Year Ended June 30, 2025:
Ordinary income	$15,701,354
Return of capital	—
Capital gain	—
Total distributions paid to preferred shareholders	$15,701,354
However, the final determination of the tax character of distributions between ordinary income, capital gains and return of capital will not be made until the Company files our tax return for the tax year ended June 30, 2025.
Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the year ended June 30, 2025.

Year Ended June 30, 2025:
Net increase (decrease) in net assets resulting from operations	$(203,754,988)
Net realized (gains) losses	179,397,036
Net unrealized (gains) losses on Investments	68,735,707
Other temporary book-to-tax differences(1)	(30,242,878)
Other permanent differences	15,578,061
Taxable income before deductions for distributions	$29,712,938
(1)Temporary book-to-tax differences primarily relate to timing recognition of CLO taxable income.

As of the tax year ended June 30, 2025, the Company had no undistributed ordinary income in excess of cumulative distributions and no capital gain in excess of cumulative distributions.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of June 30, 2025, the Company had $31,701,977 of capital loss carryforwards available for use in later tax years. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company's capital loss carryforwards may become permanently unavailable due to limitations by the Code.

Year Ended June 30, 2025:
Undistributed ordinary income	$—
Capital loss carryforwards	$31,701,977

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2025, we increased total distributable earnings by $2,676,707, decreased paid-in capital in excess of par by $4,043,830 and increased accumulated realized gain/(losses) by $1,367,122.

Note 9. Concentration of Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the FDIC. The Company has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. For the year ended June 30, 2025, our cash deposits have exceeded the FDIC insured limit. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            44

objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Revolving Credit Facility
On September 6, 2022, we entered into a secured revolving credit facility (the “Facility”). The aggregate commitment of the Facility was $40,000,000 and is collateralized by our CLO investments. The Facility matures on September 28, 2028 and generally bears interest at the current 1 month SOFR Rate plus 3.25% subject to a SOFR floor of 0.25%. Additionally, the lender charges a fee on the unused portion of the credit facility equal to 0.375% per annum on the difference between the commitment amount and the average daily funded amount of the Facility. On March 31, 2023, the commitment of the Facility was increased to $75,000,000. On March 28, 2024, the second amendment was signed extending the maturity of the Facility from March 6, 2027 to September 28, 2028.

As part of the Facility, we are required to maintain an interest reserve account that will contain the greater of $250,000 or the product of the weighted average daily advances outstanding during the immediately prior calendar month, multiplied by the interest rate and 90/360. Such amounts are classified as Restricted cash on our Statement of Assets and Liabilities. As of June 30, 2025, we held $324,045 in the interest reserve account.

The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of June 30, 2025, we were in compliance with these covenants. As of June 30, 2025, we had $9,700,000 outstanding on our Facility. As of June 30, 2025, the investments used as collateral for the Facility had an aggregate fair value of $530,185,712, which represents 100% of our total investments. As of June 30, 2025, the fair value of the Facility was $9,700,000, the balance outstanding, and is categorized as Level 2 under ASC 820. The fair value of the Facility is equal to that of the carrying value since the Facility bears a floating rate and re-prices to market frequently.

In connection with the origination of the Facility, we incurred $813,433 of fees, all of which are being amortized over the term of the facility on an effective yield basis. As of June 30, 2025, $448,193 remains to be amortized and is reflected as Deferred financing costs on the Statements of Assets and Liabilities.

During the year ended June 30, 2025, we recorded $2,472,727 of interest costs and amortization of financing costs on the Facility as interest expense and credit facility expense.

For the year ended June 30, 2025, the average stated interest rate (i.e., rate in effect plus the spread) was 7.91%. For the year ended June 30, 2025, average outstanding borrowings for the Facility were $26,991,507.

Note 12. Notes Payable
On January 27, 2020, we issued $15,000,000 principal amount of senior unsecured notes that mature on March 31, 2035 (the “2035 Notes”). On March 2, 2022, we completed a further issuance of $15,000,000 of the 2035 Notes in a private placement to the same institutional investor. As of June 30, 2025, $30,000,000 in aggregate principal amount of the 2035 Notes remained outstanding. The 2035 Notes bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30, and December 31 of each year. Total proceeds from the issuance of the 2035 Notes, net of underwriting discounts and issuance costs, were $28,777,401. As of June 30, 2025, the fair value of the 2035 Notes is $29,238,494, estimated by discounting remaining payments using applicable current market rates, and is categorized as Level 2 under ASC 820 as of June 30, 2025. As of June 30, 2025, $245,938 of debt issuance costs and $761,507 of underwriting discounts that remains to be amortized and are included as a reduction within Notes payable on the Statement of Assets and Liabilities.

During the year ended June 30, 2025, we recorded $2,011,413 of interest costs and amortization of financing costs on the 2035 Notes as interest expense on the Statement of Operations.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            45

For the year ended June 30, 2025, the average stated interest rate was 6.50%. For the year ended June 30, 2025, average outstanding borrowings for the 2035 Notes were $30,000,000.

Note 13. Segment Reporting
The Company operates through a single operating and reporting segment with an investment objective to generate both current income and capital appreciation. The chief operating decision maker (“CODM”) is the Company’s chief executive officer and the CODM assesses the performance and makes operating decisions of the Company primarily based on the Company’s net increase (decrease) in net assets resulting from operations applicable to common stockholders (“net income”). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Company’s common stockholders. As the Company’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying statements of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying statement of operations.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            46

Note 14. Financial Highlights
The following is a schedule of financial highlights for each of the past five years ended June 30. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2025	June 30, 2024	June 30, 2023	June 30, 2022	June 30, 2021
Per share data:
Net asset value, beginning of year	$10.85	$11.31	$12.04	$12.15	$10.57
Net investment income(a)(f)	0.72	1.31	2.16	1.83	1.84
Net realized and net change in unrealized gain (loss) on investments(a)	(4.00)	(0.36)	(1.43)	(0.57)	1.07
Net realized gain/(loss) on extinguishment of debt(a)	—	—	(0.01)	—	—
Net realized gain/(loss) on repurchase of preferred stock(a)	(0.02)	—	—	(0.04)	(0.05)
Net increase (decrease) in net assets resulting from operations	(3.30)	0.95	0.72	1.22	2.86
Dividends declared on Cumulative Preferred Stock	(0.05)	(0.05)	(0.06)	(0.05)	—
Net increase (decrease) in net assets resulting from operations applicable to common stockholders	(3.35)	0.90	0.66	1.17	2.86
Distributions to common stockholders
Dividends from net investment income(a)	(0.33)	(1.36)	(1.36)	(1.33)	(0.59)
Capital gain(a)	—	—	—	—	—
Return of capital(a)	(1.01)	—	—	—	(0.67)
Total distributions(b)	(1.34)	(1.36)	(1.36)	(1.33)	(1.26)
Other(c)	(0.02)	—	(0.03)	0.05	(0.02)
Net asset value, end of year	$6.14	$10.85	$11.31	$12.04	$12.15

Total return, based on NAV(d)	(34.21)%	8.91%	6.14%	10.71%	29.13%
Supplemental Data:
Net assets, end of year	$380,939,665	$658,017,714	$609,387,244	$529,829,535	$448,284,587
Ratio to average net assets:
Total expenses/repayments(e)(f)	10.63%	11.10%	13.17%	12.02%	12.94%
Net investment income(f)	7.81%	11.73%	18.79%	14.63%	16.23%

Portfolio turnover	13.73%	6.55%	1.03%	1.74%	3.74%

(a) Calculated based on weighted average shares outstanding during the year.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s common shares are not publicly traded. For periods less than one year, total return is not annualized.

(e) There were no expense support repayments (reimbursements) for the years ended June 30, 2025, 2024, 2023, 2022, and 2021.
(f) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable and Cumulative Preferred Stock). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. The ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2025, 2024, 2023, 2022, and 2021 are 2.48%, 2.51%, 2.75%, 2.99%, and 3.54%, respectively.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            47

Information about our senior securities is shown in the following tables as of June 30, 2025, 2024, 2023, 2022, and 2021.

Senior Securities as of June 30, 2025(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$9,700,000	$60,901	N/A	N/A
2035 Notes	$30,000,000	$14,880	N/A	N/A
Series D Term Preferred Stock Due 2029	$27,351,625	$69	$25.00	$24.06
Series I Term Preferred Stock Due 2028	$40,000,000	$69	$25.00	$23.48
Series J Term Preferred Stock Due 2028	$39,500,000	$69	$25.00	$23.10
Series L Term Preferred Stock Due 2029	$27,500,000	$69	$25.00	$23.42
Series K Cumulative Preferred Stock	$40,000,000	$69	$25.00	$21.98

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2024 to June 30, 2025.

Senior Securities as of June 30, 2024(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$19,500,000	$49,905	N/A	N/A
2035 Notes	$30,000,000	$19,659	N/A	N/A
Series D Term Preferred Stock Due 2029	$27,351,625	$76	$25.00	$22.93
Series F Term Preferred Stock Due 2027	$30,835,700	$76	$25.00	$23.19
Series G Term Preferred Stock Due 2026	$36,800,000	$76	$25.00	$23.52
Series H Term Preferred Stock Due 2026	$29,900,000	$76	$25.00	$23.03
Series I Term Preferred Stock Due 2028	$40,000,000	$76	$25.00	$22.21
Series J Term Preferred Stock Due 2028	$39,500,000	$76	$25.00	$22.15
Series L Term Preferred Stock Due 2029	$27,500,000	$76	$25.00	$22.46
Series K Cumulative Preferred Stock	$40,000,000	$76	$25.00	$20.72

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2023 to June 30, 2024.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            48

Senior Securities as of June 30, 2023(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$10,000,000	$91,396	$—	$—
2035 Notes	$30,000,000	$22,849	$—	$—
Series D Term Preferred Stock Due 2029	$27,351,625	$73	$25.00	$23.32
Series F Term Preferred Stock Due 2027	$30,835,700	$73	$25.00	$23.33
Series G Term Preferred Stock Due 2026	$36,800,000	$73	$25.00	$23.47
Series H Term Preferred Stock Due 2026	$29,900,000	$73	$25.00	$23.20
Series I Term Preferred Stock Due 2028	$40,000,000	$73	$25.00	$22.43
Series J Term Preferred Stock Due 2028	$39,500,000	$73	$25.00	$21.88
Series L Term Preferred Stock Due 2029	$27,500,000	$73	$25.00	$22.42
Series K Cumulative Preferred Stock	$40,000,000	$73	$25.00	$21.43

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2022 to June 30, 2023.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            49

Senior Securities as of June 30, 2022(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$24,800,000	$34,205	$—	$—
2035 Notes	$30,000,000	$15,479	$—	$—
Series D Term Preferred Stock Due 2029	$27,351,625	$65	$25.00	$25.37
Series F Term Preferred Stock Due 2027	$30,835,700	$65	$25.00	$25.33
Series G Term Preferred Stock Due 2026	$36,800,000	$65	$25.00	$25.26
Series H Term Preferred Stock Due 2026	$29,900,000	$65	$25.00	$25.07
Series I Term Preferred Stock Due 2028	$40,000,000	$65	$25.00	$24.99
Series J Term Preferred Stock Due 2028	$39,500,000	$65	$25.00	$24.75
Series L Term Preferred Stock Due 2029	$27,500,000	$65	$25.00	$24.37
Series K Cumulative Preferred Stock	$40,000,000	$65	$25.00	$24.22

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2021 to June 30, 2022. For series that were not outstanding at June 30, 2022, the average starts from the first day of trading of that particular series.

Senior Securities as of June 30, 2021(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$16,200,000	$43,216	$—	$—
2035 Notes	$15,000,000	$22,439	$—	$—
Series A Term Preferred Stock Due 2025	$36,706,625	$68	$25.00	$24.21
Series D Term Preferred Stock Due 2029	$27,351,625	$68	$25.00	$25.06
Series E Term Preferred Stock Due 2024	$25,541,850	$68	$25.00	$24.19
Series F Term Preferred Stock Due 2027	$30,835,700	$68	$25.00	$24.51
Series G Term Preferred Stock Due 2026	$36,800,000	$68	$25.00	$25.32
Series H Term Preferred Stock Due 2026	$29,900,000	$68	$25.00	$25.16
Series I Term Preferred Stock Due 2028	$40,000,000	$68	$25.00	$25.15

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2020 to June 30, 2021. For series that were not outstanding at June 30, 2020, the average starts from the first day of trading of that particular series.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            50

Note 15. Subsequent Events
During the period from July 1, 2025 through August 28, 2025, we sold 7 CLO equity investments totaling approximately $17.9 million.

During the period from July 1, 2025 through August 28, 2025, we sold 3 CLO debt investments totaling approximately $7.0 million.

During the period from July 1, 2025 through August 28, 2025, we made 4 add-on CLO equity investments totaling approximately $6.6 million.

During the period from July 1, 2025 through August 28, 2025, we made 7 new CLO equity investments totaling approximately $23.4 million.

During the period from July 1, 2025 through August 28, 2025, we repurchased approximately $9.2 million of capital totaling 1,516,378 shares through the offer to purchase dated June 20, 2025.

On July 14, 2025 we fully redeemed the 1,600,000 outstanding shares of Series I Term Preferred Stock at a price of $25.00 per share for a total cost of $40,000,000.

On July 29, 2025 we repaid $9,700,000 on the Facility. As of August 28, 2025, there was no outstanding Facility balance.

On June 20, 2025, the Company offered to purchase up to 1,516,379 shares of its issued and outstanding common stock, par value $0.01 per share (which amount represents 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year ended June 30, 2024). The offer expired at 4:00 p.m., Eastern Time, on July 31, 2025, and a total of 3,552,367 Shares were validly tendered and not withdrawn as of such date, an amount that exceeded the maximum number of Shares the Company offered to purchase pursuant to the offer. In accordance with the terms of the offer, the Company purchased 1,516,379 Shares, of which 973 Shares were first purchased from beneficial holders of less than 100 Shares and the remainder were purchased on a pro rata basis from the requests for repurchase received by the Company that were validly tendered and not withdrawn, at a price equal to $6.09 per Share, for an aggregate purchase price of approximately $9,234,745. The purchase price per Share was equal to the net asset value per Share as of July 31, 2025. Approximately 43% of the number of Shares tendered by each shareholder who participated in the tender offer was repurchased by the Company.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            51

DISTRIBUTION REINVESTMENT PLAN
Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted a distribution reinvestment plan pursuant to which shareholders will automatically have the full amount of their distributions reinvested in additional shares. Participants in our distribution reinvestment plan are free to revoke or reinstate participation in the distribution reinvestment plan within a reasonable time as specified in the plan. If you elect not to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted out” of our distribution reinvestment plan you will receive your distributions in cash rather than having them reinvested in additional shares. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares offered pursuant to our continuous offering.

If you wish to participate in the distribution reinvestment plan, no action will be required on your part to do so. If you are a registered stockholder, you may opt out of the distribution reinvestment plan and elect receive your entire distribution in cash by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. For plan participants, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt out” of our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

Our distribution reinvestment plan was amended and restated effective April 25, 2022 (the “Amendment Date”). If you held shares of the Company prior to the Amendment Date, your status as a participant or non-participant in the plan will not change on the Amendment Date and will remain unchanged unless you elect to change your participation as specified in the plan, or you purchase new shares of the Company and select a different participation status for those shares. Importantly, all shares held by a shareholder in one account must have the same status with respect to participation in the plan. That means that, if you purchase new shares of the Company after the Amendment Date and do not specifically elect to receive cash distributions, you will become a participant in the plan with respect to all of our shares that you hold, no matter when they were purchased or what your prior election was.

Distributions on fractional shares will be credited to each participant's account. In the event of termination of a participant's account under the Plan, the plan administrator will adjust for any such undivided fractional interest in cash at the current offering price of the Company's shares in effect at the time of termination.

We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•during any period when we are making a “best-efforts” public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that Class I shares are sold in the offering at the closing immediately following the distribution payment date (provided that, during any period in which the Company does not have weekly closings, in order to better align the offering price with the issuance price, the offering price used for this clause should be interpreted as the offering price for Class I that is based on the net asset value most recently available at the time the distribution is payable); and
•during any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            52

There will be no selling commissions, dealer manager fees or other sales charges associated with participation in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account by calling Investor Services at (866) 655-3650 or by writing to the reinvestment agent at Priority Income Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768.

All correspondence concerning the plan should be directed to the reinvestment agent by mail at Priority Income Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768 or by telephone at (866) 655-3650.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement. You may obtain a copy of the plan by request of the plan administrator or by contacting us.

2025 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            53

ADDITIONAL INFORMATION REGARDING THE COMPANY
(unaudited)

Changes Occurring Since The Date Of The Fund’s Last Prospectus
The following information in this annual report is a summary of certain changes that have occurred since October 25, 2024, which is the date of the Fund’s most recent prospectus. This information may not reflect all of the changes that have occurred since you purchased our shares.
During the applicable period, except as noted below, there have been: (i) no material changes to our investment objective and policies that have not been approved by our stockholders; (ii) no material changes to our risk factors; (iii) no changes to the persons primarily responsible for day-to-day management of the Company; and (iv) no changes to our charter or by-laws that would delay or prevent a change of control of the Company.
Changes To Investment Strategy
During the applicable period, our principal investment strategy disclosure has been revised to clarify our primary investment focus on the equity and junior debt securities of Collateralized Loan Obligations. These changes do not represent a change in our existing investment practices.

Changes To Risk Factors

During the applicable period, our risk factor disclosure has been revised to reflect that (i) as disclosed in our press release on April 25, 2025, the offering of our shares was suspended following the May 1, 2025 monthly share purchase date, and (ii) as disclosed in our press release on April 25, 2025 and our 8-K filing with the Securities and Exchange Commission on June 20, 2025, we intend to complete a listing of our common stock on a national securities exchange, subject to market conditions, stockholder approval and final board approval.

Changes To Persons Primarily Responsible For Day-to-day Management Of The Company

The day-to-day management of our investment portfolio is the responsibility of our Adviser and its professionals. During the applicable period, Colin McGinnis transitioned out of his role on the team that manages our investment portfolio.

Investment Objective

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return.

Investment Strategy

We seek to achieve our investment objective by investing primarily in entities that in turn own a pool of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans.” We have invested primarily in the equity and junior debt of a type of pools of Senior Secured Loans known as Collateralized Loan Obligations, or “CLOs.” We refer to such investments, together with direct investments in Senior Secured Loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of Senior Secured Loans. The Senior Secured Loans within a CLO are limited to Senior Secured Loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is broadly assorted across different Senior Secured Loans, borrowers, and industries, with limitations on non-U.S. borrowers. Based on certain diversification, liquidity and general market considerations, we may also invest opportunistically in Senior Secured Loans directly (either in the primary or secondary markets).
The CLO equity and junior debt securities in which we invest are highly levered (with CLO equity securities typically being leveraged between nine and thirteen times), which significantly magnifies our risk of loss on such investments relative to senior debt tranches of CLOs. A CLO itself is highly leveraged because it borrows significant amounts of money to acquire the underlying commercial loans in which it invests. A CLO borrows money by issuing debt securities to investors (including junior debt securities of the type we intend to invest), and the CLO equity (which is also the CLO residual tranche) is the first to bear the risk on the underlying investment. CLO vehicles, due to their high leverage, are more complicated to evaluate than direct investments in Senior Secured Loans. Since we invest in the residual interests of CLO securities, our investments are riskier than the profile of the Senior Secured Loans by which such CLO vehicles are collateralized. Our investments in CLO vehicles are riskier and less transparent to us and our stockholders than direct investments in the underlying Senior Secured

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PRIORITY INCOME FUND, INC.                                            54

Loans. Our portfolio of investments may lack diversification among CLO vehicles which would subject us to a risk of significant loss if one or more of these CLO vehicles experience a high level of defaults on its underlying Senior Secured Loans. The CLO vehicles in which we invest have debt that ranks senior to our investment. The market price for CLO vehicles may fluctuate dramatically, which would make portfolio valuations unreliable and negatively impact our net asset value (“NAV”) and our ability to make distributions to our stockholders. Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect.

The CLOs in which we invest typically will be special purpose vehicles and will be predominantly collateralized against pools of Senior Secured Loans. The collateral typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, Senior Secured Loans originated in the U.S., with a first lien on the borrower’s assets. We invest in new issue transactions in the primary market and transactions in the secondary market.

Our investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. The typical underlying borrowers for Senior Secured Loans are U.S.-based privately-held and publicly-held companies across a wide range of industries and sectors. The Company does not have specific parameters for the underlying borrowers of its Senior Secured Loan investments.

We will identify potential investments using our Adviser’s market knowledge, experience and industry relationships. Our Adviser’s relationships with CLO collateral managers, underwriters and trading desks, will be used to source transactions. In determining when to sell an investment, our Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a Senior Secured Loan or evaluating the pool of Senior Secured Loans if such investment is a CLO, current market conditions, our capital needs, and other factors.

We invest so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, CLO collateral managers, and CLO maturity profiles. We also take into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to registered investment companies, or “RICs”, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. By virtue of our investments in cashflow CLOs, which will be predominantly collateralized against pools of Senior Secured Loans, we expect to be broadly invested with respect to credit exposure to any one particular industry or borrower. We do not invest in any CLOs or investment companies managed by our Adviser or its affiliates. Our investments may also include original issue discount, or OID, instruments (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).

Risk Factors

Investing in our shares involves a number of significant risks. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the NAV of our shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

Our Board of Directors may change our investment objective by providing our stockholders with 60 days prior notice, or may modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in entities that in turn own a pool of Senior Secured Loans. We have invested primarily in the equity and junior debt tranches of CLOs. Based on certain diversification, liquidity and general market considerations, we may also invest opportunistically in Senior Secured Loans directly (either in the primary or secondary markets). Our investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days prior notice. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, NAV, operating results or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the Fund’s net proceeds and may use the Fund’s net proceeds in ways with which investors may not

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PRIORITY INCOME FUND, INC.                                            55

agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not currently listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objective, operating policies, investment criteria or strategies.

The Securities and Exchange Commission (“SEC”) staff could modify its position on certain non-traditional investments, including investments in CLOs.

The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and risk from leverage. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, raised questions about the level and special risks of investments in CLOs. While it is not possible to predict what conclusions the staff will reach in these areas, or what recommendations the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLOs could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or cause us to take certain actions with potential negative impacts on our financial condition and results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and Senior Secured Loans, may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.

Conditions in the markets for Target Securities may deteriorate, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations. For example, recent disruptions in the capital markets related to military conflicts (including the conflict between Russia and Ukraine and the Israel-Hamas war), changes in monetary policies in response to changes in interest rates and inflation and increasing tensions relating to trade relationships have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations, and cash flows, and could cause us to suffer unrealized depreciation and incur realized losses. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could affect our ability to repay our indebtedness when due, limit our investment purchases, limit the Company’s ability to grow and have a negative impact on the Company’s operating results and the fair values of our CLO debt and CLO equity investments.

Economic recessions or downturns could impair our portfolio investments and adversely affect our operating results.

The underlying borrowers for many of our CLO investments may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods.

In an economic downturn, we may have non-performing assets or non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our CLO investments. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from making or increasing investments and adversely affect our operating results.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

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PRIORITY INCOME FUND, INC.                                            56

Deterioration in the economic conditions in the Eurozone and globally, including instability in financial markets, may pose a risk to our business. In recent years, financial markets have been affected at times by a number of global macroeconomic and political events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the potential effect of any European country leaving the Eurozone, the effect of the United Kingdom (the “UK”) leaving the European Union (the “EU”), and market volatility and loss of investor confidence driven by political events. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

Various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, including rising trade tensions between the United States and China, and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Specifically, the Israel-Hamas war and conflict between Russia and Ukraine, and resulting market volatility, could adversely affect the Company’s business, financial condition or results of operations. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Company’s business, financial condition, cash flows and results of operations and could cause the market value of the Company’s common stock and/or debt securities to decline. These and any related events could also negatively impact the performance of our CLO’s underlying borrowers.

Political, social and economic uncertainty creates and exacerbates risk.

Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that create uncertainty and have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which companies and their investments are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the U.S. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Inflation can adversely impact our cost of capital and the value of our portfolio investments.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation levels have been at their highest point in nearly 40 years and the Federal Reserve has continued its campaign to raise certain benchmark interest rates in an effort to combat inflation. It remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or will continue to have a significant effect on the U.S. or other economies. As inflation increases, the real value of our

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PRIORITY INCOME FUND, INC.                                            57

common stock and distributions may decline. In addition, during any periods of rising inflation, the borrowing costs associated with our use of leverage would likely increase, which would tend to further reduce returns to common stockholders. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and our investments may not keep pace with inflation, which may result in losses to our stockholders.

Any public health emergency, or any outbreak of existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.

The extent of the impact of any public health emergency on our and our portfolio companies’ operational and financial performance will depend on many factors, including the duration and scope of such public health emergency, the actions taken by governmental authorities to contain its financial and economic impact, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. In addition, our and our portfolio companies’ operations may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any of our or our portfolio companies’ personnel. This could create widespread business continuity issues for us and our portfolio companies.

These factors may also cause the valuation of our investments to differ materially from the values that we may ultimately realize. Valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information.

Any public health emergency, or any outbreak of existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.

Legislative or other actions relating to taxes could have a negative effect on us.

Legislative or other actions relating to taxes could have a negative effect on us or our stockholders. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service (“IRS”) and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders or our investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.

Interest rate fluctuations may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Our debt investments may be based on floating rates, such as SOFR, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Because we have issued shares of preferred stock and may borrow money and may issue additional shares of preferred stock to finance investments, our net investment income may depend, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of

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PRIORITY INCOME FUND, INC.                                            58

rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, which could reduce our net investment income.
You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to our Adviser with respect to the portion of the Incentive Fee based on income.

Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Both the Investment Advisory Agreement and Administration Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Prospect Administration LLC.

Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

Our Adviser depends on its relationships with investment banks, commercial banks and CLO collateral managers, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Target Securities. As a result of these new entrants, competition for investment opportunities in Target Securities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment

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PRIORITY INCOME FUND, INC.                                            59

Company Act of 1940, as amended (the “1940 Act”) will impose on us as a registered closed-end management investment company.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith pursuant to our valuation procedures and, as a result, there will be uncertainty as to the value of our investments.

Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined pursuant to our valuation procedures. Typically, there will not be a public market for the investments that we make. Our Target Securities, and particularly our investments in the equity and junior debt tranches of CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities monthly at fair value as determined in good faith pursuant to our valuation procedures. Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our Board of Directors. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our shares may not receive distributions and that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at all. In particular, if the current period of market disruption and instability caused by inflationary pressures and various geopolitical tensions continues for an extended period of time, our ability to declare and pay distributions on our shares may be adversely impacted. Under such circumstances, our distributions may not be consistent with historical levels, may not grow over time, and may partially comprise a return of capital; and it is possible that investors may not receive distributions at all.

The amount of any distributions we may make is uncertain. Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

We intend, subject to change by our Board of Directors, to declare distributions on a quarterly basis and pay distributions on a monthly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this Annual Report. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital we ultimately invest in our investments.

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PRIORITY INCOME FUND, INC.                                            60

Efforts to comply with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal control over financial reporting. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, the Target Securities in which we invest, and the companies whose securities are held by CLOs will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth herein and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end management investment companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. Our portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter its investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

The application of the risk retention rules under U.S. and EU law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.

Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) added a provision to the Securities Exchange Act of 1934, as amended, requiring the seller, sponsor or securitizer of a securitization vehicle to retain no less than five percent of the credit risk in assets it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain five percent of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a five percent interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things,

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PRIORITY INCOME FUND, INC.                                            61

the originator or lead arranger of all of the loans acquired by the CLO retain such risk at the asset level and, at origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.

We believe that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require capital provider partners to satisfy this requirement, we believe that this may create additional risks for us in the future.

On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled that the federal agencies exceeded their authority under the Dodd-Frank Act in adopting the final rules as applied to asset managers of open-market CLOs. The agencies can request that the full court rehear the case, and if the full court agrees to rehear the case, there can be no assurance as to how long the court will take to issue its decision or whether the full court will reach the same ruling as that of the panel. The period for the federal agencies responsible for the Final U.S. Risk Retention Rules, or the “Applicable Agencies,” to petition for en banc review of the DC Circuit Ruling has expired and the Applicable Agencies have not filed a petition for certiorari requesting the case to be heard by the United States Supreme Court. Pending resolution of any such rehearing or appeal, the final rules continue to apply to asset managers of open-market CLOs. Since the Applicable Agencies have not successfully challenged the DC Circuit Ruling and the DC District Court has issued the above described order implementing the DC Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide take other action with respect to such notes that is not otherwise permitted by the Final U.S. Risk Retention Rules.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

The securitization industry in both EU and the UK has also undergone a number of significant changes in the past few years. Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardized securitization (as amended from time to time, the “EU Securitization Regulation”) applies to certain specified EU investors, and Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardised securitization in the form in effect on December 31, 2020 (which forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”)) (as amended from time to time, the “UK Securitization Regulation” and, together with the EU Securitization Regulation, the “Securitization Regulations”) applies to certain specified UK investors, in each case, who are investing in a “securitisation” (as such term is defined under each Securitization Regulation).
The due diligence requirements of Article 5 of the EU Securitization Regulation (the “EU Due Diligence Requirements”) apply to “institutional investors” (as defined in the EU Securitization Regulation), being (a) subject to certain conditions and exceptions, institutions for occupational retirement provision and certain investment managers and authorized entities appointed by such institutions; (b) credit institutions (as defined in Regulation (EU) No 575/2013 (as amended, the “CRR”)); (c) alternative investment fund managers who manage and/or market alternative investment funds in the EU; (d) investment firms (as defined in the CRR); (e) insurance and reinsurance undertakings; and (f) management companies of UCITS funds (or internally managed UCITS); and the EU Due Diligence Requirements apply also to certain consolidated affiliates of entities that are subject to the CRR. Such institutional investors and their relevant affiliates, “EU Institutional Investors.”
The due diligence requirements of Article 5 of the UK Securitization Regulation (the “UK Due Diligence Requirements”) apply to “institutional investors” (as defined in the UK Securitization Regulation) being: (a) insurance undertakings and reinsurance undertakings as defined in the Financial Services and Markets Act 2000 (as amended, the “FSMA”); (b) occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes; (c) AIFMs as defined in the Alternative Investment Fund Managers Regulations 2013 (as amended, the “AIFM Regulations”) which market or manage AIFs (as defined in the AIFM Regulations) in the UK; (d) UCITS as defined in the FSMA, which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA; (e) FCA investment firms as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic

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PRIORITY INCOME FUND, INC.                                            62

law by virtue of the EUWA (as amended, the “UK CRR”); and (f) CRR firms as defined in the UK CRR; and the UK Due Diligence Requirements apply also to certain consolidated affiliates of entities that are subject to the UK CRR. Such institutional investors and their relevant affiliates, “UK Institutional Investors,” and together with EU Institutional Investors, “Institutional Investors.”
The applicable EU/UK Due Diligence Requirements restrict an Institutional Investor from investing in securitizations unless: (i) in each case, it has verified that the originator, sponsor or original lender will retain, on an ongoing basis, a material net economic interest of not less than five per cent. in the securitization determined in accordance with Article 6 of the applicable EU/UK Securitization Regulation, and the risk retention is disclosed to the Institutional Investor; (ii) in the case of an EU Institutional Investor, it has verified that the originator, sponsor or SSPE (each as defined in the EU Securitization Regulation) has, where applicable, made available the information required by Article 7 of the EU Securitization Regulation (the “EU Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; (iii) in the case of a UK Institutional Investor, it has verified that the originator, sponsor or SSPE (each as defined in the UK Securitization Regulation): (a) if established in the UK has, where applicable, made available the information required by Article 7 of the UK Securitization Regulation (the “UK Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; and (b) if established in a third country has, where applicable, made available information which is substantially the same as that which it would have made available under the UK Transparency Requirements if it had been established in the UK, and has done so with such frequency and modalities as are substantially the same as those with which it would have made information available if it had been established in the UK; and (iv) in each case, it has verified that, where the originator or original lender either (a) is not a credit institution or an investment firm (each as defined in the applicable EU/UK Securitization Regulation) or (b) is established in a third country, the originator or original lender grants all the credits giving rise to the underlying exposure on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes to ensure that credit-granting is based on a thorough assessment of the obligor’s creditworthiness.
The applicable EU/UK Due Diligence Requirements further require that an Institutional Investor carry out a due diligence assessment which enables it to assess the risks involved prior to investing, including but not limited to the risk characteristics of the individual investment position and the underlying assets and all the structural features of the securitization that can materially impact the performance of the investment. In addition, pursuant to the applicable EU/UK Securitization Regulation, while holding an exposure to a securitization, an Institutional Investor is subject to various monitoring obligations in relation to such exposure, including but not limited to: (i) establishing appropriate written procedures to monitor compliance with the due diligence requirements and the performance of the investment and of the underlying assets; (ii) performing stress tests on the cash flows and collateral values supporting the underlying assets; (iii) ensuring internal reporting to its management body; and (iv) being able to demonstrate to its competent authorities, upon request, that it has a comprehensive and thorough understanding of the investment and underlying assets and that it has implemented written policies and procedures for the risk management and as otherwise required by the applicable EU/UK Securitization Regulation.
Failure on the part of an Institutional Investor to comply with the applicable EU/UK Due Diligence Requirements may result in various penalties including, in the case of those Institutional Investors subject to regulatory capital requirements, the imposition of a punitive capital charge in respect of such securitization position. CLOs issued in Europe are generally structured in compliance with the Securitization Regulations so that prospective investors subject to the Securitization Regulations can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the Securitization Regulations, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulations, it will limit the ability of Institutional Investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulations and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to

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PRIORITY INCOME FUND, INC.                                            63

which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

In addition to the $15 million in aggregate principal amount of notes we issued in a private placement to an institutional investor on January 27, 2020 (the “2035 Notes”), the secured revolving credit facility that we entered into on September 6, 2022 (the “Facility”) and the Company’s outstanding preferred stock (the “Preferred Stock”), we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding Preferred Stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders.

Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. Our preferred stock, including the Preferred Stock, will rank “senior” to common stock in our capital structure but will rank “junior” to any senior indebtedness we incur in the future.

We are not generally able to issue and sell our shares at a price below NAV per share, other than in connection with a rights offering to our existing stockholders. We may, however, sell our shares at a price below the then-current NAV per share if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used to allow us to pursue our investment opportunities and to pay for our operating expenses and various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other

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PRIORITY INCOME FUND, INC.                                            64

reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objective, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and our ability to conduct future offerings or effect any future listing of the Company.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, is designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation, could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on our business.

We may experience cyber-security incidents and are subject to cyber-security risks. The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

The occurrence of a disaster such as a cyber-attack, a disease pandemic such as COVID-19, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

Cyber-security failures by or breaches conducted by third-parties against the Adviser, any future sub-adviser(s), the Administrator and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which we invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with our ability to calculate our NAV, impediments to trading, the inability of our stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While we have established a business continuity plan in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, we cannot control the cyber security plans and systems put in place by our service providers and issuers in which we invest. We and our stockholders could be negatively impacted as a result.

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PRIORITY INCOME FUND, INC.                                            65

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:
•sudden electrical or telecommunications outages;
•natural disasters such as earthquakes, tornadoes and hurricanes;
•disease pandemics, such as COVID-19;
•events arising from local or larger scale political or social matters, including terrorist acts; and
•cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to an Investment in Our Shares

Our shares are not currently listed on an exchange or quoted through a quotation system.

Our shares are illiquid assets for which there is not currently any secondary market. We may, but are not obligated to, pursue a liquidity event for our stockholders following the completion of this offering, subject to then-current market conditions and other criteria determined by the Board of Directors. As disclosed in our 8-K filing with the Securities and Exchange Commission on June 20, 2025, we intend to complete a listing of our common stock on a national securities exchange, subject to market conditions, stockholder approval and final board approval. There can be no assurance that we will be able to complete the listing. We expect to provide stockholders with additional details regarding the potential listing in the coming weeks and months.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for an investor to sell his or her shares.

Our securities are not currently listed on any securities exchange. Stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market exists for our shares, stockholders may not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through a tender offer, or, in limited circumstances, as a result of transfers of shares to other eligible investors. Stockholders that are unable to sell their shares will be unable to reduce their exposure on any market downturn.

Certain provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our charter classifies our Board of Directors into three staggered classes, with directors in each class elected to hold office for a term expiring at the annual meeting of our stockholders held in the third year following their election and until their successors are duly elected and qualify, and provides that a director may be removed only for “cause,” as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Under our charter, certain charter amendments and certain transactions such as a merger, conversion of the Company to an open-end company, liquidation, or other transactions that may result in a change of control of us, must be approved by stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of our “continuing directors,” as defined in our charter. Additionally, our Board of Directors may, without stockholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our Board of Directors may, without stockholder action, amend our charter to increase the number of our shares of any class or series that we have authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of our shares the opportunity to realize a premium over the value of our shares.

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PRIORITY INCOME FUND, INC.                                            66

We have entered into a royalty-free license to use the name “Priority Income Fund, Inc.” which may be terminated if our Adviser is no longer our investment adviser.

We entered into a royalty-free license agreement with our Adviser. Under this agreement, our Adviser granted us a non-exclusive license to use the name “Priority Income Fund, Inc.” Under the license agreement, we have the right to use the “Priority Income Fund, Inc.” name for so long as our Adviser remains our investment adviser.

Risks Related to Our Adviser and Its Affiliates

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.
Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allows the Dealer Manager to earn additional Dealer Manager fees and our Adviser to earn increased asset management fees. In addition, if we decide to utilize leverage, it will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.

We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the subordinated incentive fee will become uncollectible. Our Adviser is not under any obligation to reimburse us for any part of the subordinated incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying a subordinated incentive fee on income we never received.

The recognition of income in connection with investments that we purchase with original issue discount may result in the payment of an incentive fee to our Adviser without a corresponding receipt of cash income.

In the event we recognize loan interest income in excess of the cash we receive in connection with an investment that we purchase with original issue discount, we may be required to liquidate assets in order to pay a portion of the incentive fee. Our Adviser, however, is not required to reimburse us for the portion of any incentive fees attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.

Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.

Our Adviser’s professionals serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, L.P. (“PCM”) and Prospect Capital Corporation (“PSEC”). Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment

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PRIORITY INCOME FUND, INC.                                            67

objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and its affiliates.

We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including PCM which serves as the investment adviser to PSEC. PSEC is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. As a result, the time and resources that our Adviser’s professionals may devote to us may be diverted to another investment entity. In addition, we may compete with any such investment entity for the same investors and investment opportunities. The exemptive order granted by the SEC to the parent company of the Adviser on January 13, 2020 (amended on August 2, 2022) (the “Order”) grants us the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed or owned by our Adviser or certain affiliates, including PSEC and Prospect Floating Rate and Alternative Income Fund, Inc., where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein. Under the terms of the Order, a majority of our independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. We may only co-invest with other funds managed or owned by our Adviser or certain affiliates in accordance with such Order and existing regulatory guidance. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to PSEC or another affiliate of our Adviser.

To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Our incentive fee may induce our Adviser to make speculative investments.

The subordinated incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the subordinated incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our average total assets, which would include any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.

Risks Related to Our Investments

Investing in Senior Secured Loans indirectly through CLO securities involves particular risks.

We obtain exposure to underlying Senior Secured Loans through our investments in CLOs but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to

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PRIORITY INCOME FUND, INC.                                            68

other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with Senior Secured Loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Covenant-lite loans may comprise a significant portion of the Senior Secured Loans underlying the CLOs in which we invest. Over the past decade, the Senior Secured Loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Our investments in CLO securities and other structured finance securities involve certain risks.

Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically Senior Secured Loans in the case of a CLO) that serve as collateral. We and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches.

In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including CBOs and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities, trust preferred securities and emerging market debt. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may

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PRIORITY INCOME FUND, INC.                                            69

not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Our investments in the primary CLO market involve certain additional risks.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO equity and debt investors to receive less than face value of their investment.

Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

Based on certain diversification, liquidity and general market considerations, we may invest in Senior Secured Loans directly or in any security issued by a CLO but have invested primarily in the equity and junior debt tranches of CLOs. Generally, we will be required to disclose less information regarding the underlying debt investments held by CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we will invest. Our investments in the equity and junior debt tranches of CLOs will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.
CLOs typically will have no significant assets other than their underlying Senior Secured Loans; payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.

CLOs typically will have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Payments to us as a holder of CLO investments are and will be met only after payments due on the senior notes (and, where appropriate, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of Senior Secured Loans may adversely impact our returns.

The Senior Loan portfolios of the CLO vehicles in which we invest may be concentrated in a limited number of industries or borrowers, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of a CLO vehicle’s investments are concentrated.

The CLO vehicles in which we invest may have Senior Loan portfolios that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO vehicle is heavily invested may subject that vehicle, and in turn us, to a risk of significant loss and could significantly impact the aggregate returns we realize. If an industry in which a CLO vehicle is heavily invested suffers from adverse business or economic conditions, a material portion of our investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

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PRIORITY INCOME FUND, INC.                                            70

Failure to maintain adequate diversification of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.

Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring together.

Our CLO investments are exposed to leveraged credit risk.

We may be in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs. The leveraged nature of equity and junior debt tranches of CLOs, in particular, magnifies the adverse impact of Senior Secured Loan defaults, which would adversely impact our returns. CLO investments represent a leveraged investment with respect to the underlying Senior Secured Loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying Senior Secured Loans, which are subject to credit, liquidity and interest rate risk.

Changes in credit spreads may adversely affect our profitability and result in realized and unrealized depreciation on our investments.

The performance of our CLO equity investments will depend, in a large part, upon the spread between the rate at which the CLO borrows funds and the rate at which it lends these funds. Any reduction of the spread between the rate at which the CLO invests and the rate at which it borrows may adversely affect the CLO equity investor’s profitability.

Because CLO equity investors are paid the residual income after the CLO debt tranches receive contractual interest payments, a reduction in the weighted average spread of the Senior Secured Loans underlying a CLO will reduce the income flowing to CLO equity investors. As a result, CLO investors will experience realized and unrealized depreciation in periods of prolonged spread compression. If these conditions continue, the CLO investors, such as us, may lose some or all of their investment.

There is the potential for interruption and deferral of cashflow.

If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to Senior Secured Loan defaults), then cashflow that otherwise would have been available to pay the distribution on the CLO investments may instead be used to redeem any senior notes or to purchase additional Senior Secured Loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact our returns.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves investments in securities issued by foreign entities, including foreign CLOs. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

Although our investments are U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

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PRIORITY INCOME FUND, INC.                                            71

Our investments in Target Securities may be illiquid.

We may invest a substantial percentage of our portfolio in securities that are considered illiquid. “Illiquid securities” are securities that we reasonably expect cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the investment. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely-traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions to raise cash to meet our obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting our NAV and ability to make dividend distributions. Target Securities may not be readily marketable and may be subject to restrictions on resale. Target Securities Loans are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which we will invest. Although a secondary market may exist for our investments, the market for our investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, we believe that ownership of Target Securities has generally been distributed across a wide range of holders, some of whom we believe may continue to face near- to intermediate-term liquidity issues. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our Target Securities if we choose to or need to do so. We have no limitation on the amount of our assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.

We may invest in assets with no or limited performance or operating history.

We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns. Consequently, our profitability, NAV and share price could be adversely affected.

We are exposed to underlying borrower fraud through the Target Securities held in our portfolio.

Investing in Target Securities involves the possibility of our investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose Senior Secured Loans we hold, either directly or indirectly through CLOs. Such inaccuracy or incompleteness may adversely affect the valuation of our investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which we will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, the quality of our investments in Target Securities is subject to the accuracy of representations made by the underlying issuers.

In addition, we are subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.

The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

We may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely impact the returns we achieve.

The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans may adversely affect us.

There can be no assurance that, in relation to any CLO investment, in the event that any of the Senior Secured Loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.

Our investments are subject to prepayments and calls, increasing re-investment risk.

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PRIORITY INCOME FUND, INC.                                            72

Our investments and/or the underlying Senior Secured Loans may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on, inter alia, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.

Furthermore, our investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).

The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where we do not hold the relevant percentage we will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.

Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.

We will have limited control of the administration and amendment of Senior Secured Loans owned by the CLOs in which we invest.

We will not be able to directly enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO vehicle. In addition, the terms and conditions of the Senior Secured Loans underlying our investments in the equity and junior debt tranches of CLOs may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our preferences.

We will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

We will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments we hold where those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.

We will have limited control of the administration and amendment of any CLO in which we invest.

The terms and conditions of Target Securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which we invest be modified, amended or waived in a manner contrary to our preferences.

Senior Secured Loans of CLOs may be sold and replaced resulting in a loss to us.

The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.

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PRIORITY INCOME FUND, INC.                                            73

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.

We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (~10 times), and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. As of December 31, 2024, the range of leverage ratios of the CLO investments in our portfolio was 0.1 times to 13.6 times, excluding investments that have been called for redemption, and the weighted average was 8.2 times. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. We will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The investments we make in CLOs will likely be thinly traded or have only a limited trading market. CLO investments are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying Senior Secured Loans will not be adequate to make interest or other payments; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt tranches of CLOs will be subordinate to the senior debt tranches thereof.

Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.

Non-investment grade or “junk” debt involves a greater risk of default and higher price volatility than investment grade debt.

The Senior Secured Loans underlying our CLO investments typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, Senior Secured Loans. Non-investment grade or “junk” securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.

Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receive cash distributions related to such income.

We anticipate that the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire shares in a PFIC (including in CLOs that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our tax treatment as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or

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PRIORITY INCOME FUND, INC.                                            74

forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

The Collateralized Securities in which we invest may be subject to withholding tax if they fail to comply with certain reporting requirements.

Legislation commonly referred to as the ‘‘Foreign Account Tax Compliance Act,’’ or FATCA, imposes a withholding tax of 30% on payments of U.S. source interest and distributions to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond) and payment in kind, or PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•    The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.
•    Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.
•    OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

Additional risks of these instruments include: the interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan; the market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash; and the use of PIK and OID securities may provide certain benefits to the Adviser, including increasing management fees and incentive compensation.

Risks Related to our Capital Structure and Leverage

Our borrowings, including the Preferred Stock, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.

We have incurred leverage through the issuance of the Preferred Stock and the 2035 Notes, and by borrowing under the Facility. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that our Adviser and our Board of Directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there is a layering of leverage in our overall structure.

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PRIORITY INCOME FUND, INC.                                            75

The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our stockholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings, including the Notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., our Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Illustration. The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculation assumes (i) $556.7 million in total assets, (ii) an average cost of funds of 6.64%, (iii) $27.4 million in Series D Term Preferred Stock outstanding for 12 months, $39.5 million in Series J Term Preferred Stock outstanding for 12 months, $40 million in Series K Cumulative Preferred Stock outstanding for 12 months and $27.5 million in Series L Term Preferred Stock outstanding for 12 months, as well as $30 million in aggregate principal amount of the 2035 Notes and $9.7 million under the Facility, and (iv) $380.9 million of shareholders’ equity. In order to cover the annual interest and dividend payments on our senior securities, our portfolio would need a 2.1% return on our assets. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5	10
Corresponding Return to Stockholder	(17.6)%	(10.3)%	(3.0)%	4.3%	11.6%

The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.

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PRIORITY INCOME FUND, INC.                                            76

Our borrowings and preferred stock may increase the potential for loss on amounts invested in us and, therefore, the risk of investing in us.

In addition to the Facility, the 2035 Notes, and the Preferred Stock, we may issue additional debt securities or preferred stock and/or borrow money from banks or other financial institutions. The use of borrowings or issuance of preferred stock, also known as leverage, increases the volatility of investments and magnifies the potential for loss for our investors. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, our common stockholders will experience increased risks of investing in our common stock. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distribution payments, including to holders of our Preferred Stock. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.

Changes in interest rates may affect our cost of capital and net investment income.

Because we finance our investments, in part, using leverage, including the Preferred Stock and any future borrowings, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.
You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may make it easier for us to meet or exceed the subordinated incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income.

Holders of any preferred stock we issue have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of the Preferred Stock have, and any preferred stock we might issue in the future would have, the right to elect members of our Board of Directors and class voting rights on certain matters. Holders of the Preferred Stock have, and any preferred stock we might issue in the future would have, voting separately as a single class, the right to elect two members of our Board of Directors at all times and, in the event dividends become two full years in arrears, would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

U.S. Federal Income Tax Risks

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.
•The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term

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PRIORITY INCOME FUND, INC.                                            77

capital losses, if any, and at least 90% of our net tax-exempt interest income. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax at corporate rates.
•The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.
•The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or in the securities, other than securities of other RICs, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to U.S. federal income tax at corporate rates. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to U.S. federal income tax at corporate rates, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will not be deductible for non-corporate taxpayers for the 2019 through 2025 tax years. Beginning in the 2026 tax year, such expenses will be treated as miscellaneous itemized deductions to non-corporate stockholders and will be deductible to such stockholders only to the extent they exceed 2% of such stockholders' adjusted gross income and are not deductible for alternative minimum

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PRIORITY INCOME FUND, INC.                                            78

tax purposes. While we anticipate that we will constitute a publicly offered RIC for our current tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We may in the future choose to pay dividends in part in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. In accordance with guidance issued by the IRS, a publicly traded RIC should generally be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her distribution in either cash or stock of the RIC (even where there is a limitation on the percentage of the distribution payable in cash, provided that the limitation is at least 20%), subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash generally must receive a portion of his or her distribution in cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be a taxable distribution in an amount equal to the amount of cash that could have been received instead of stock. If we decide to make any such distributions that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock.

Fundamental Investment Policies

The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. As a matter of fundamental policy, we will not:

1.act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public);
2.purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate);
3. sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio);
4.purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or
5.engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

Additionally, as a matter of fundamental policy, we will not concentrate our investments in a particular industry or group of industries.

MANAGEMENT

Our Board of Directors oversees our management. Our Board of Directors currently consists of four members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

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PRIORITY INCOME FUND, INC.                                            79

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus and statement of additional information includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Director(4)
M. Grier Eliasek (52) Chairman of the Board, Director, Chief Executive Officer and President (July 2012)	2027	3	President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, and Chief Executive Officer and President of Prospect Floating Rate and Alternative Income Fund, Inc. and Prospect Enhanced Yield Fund.
Independent Directors
William J. Gremp (82) Director (October 2012)	2026	3	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present. Member of Board of Directors of Prospect Capital Corporation, of Prospect Floating Rate and Alternative Income Fund, Inc. and of Prospect Enhanced Yield Fund.
Andrew C. Cooper (63 Director (October 2012)	2027	3	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions. Member of Board of Directors of Prospect Capital Corporation, of Prospect Floating Rate and Alternative Income Fund, Inc. and of Prospect Enhanced Yield Fund.
Eugene S. Stark (67) Director (October 2012)	2025	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present. Member of Board of Directors of Prospect Capital Corporation, of Prospect Floating Rate and Alternative Income Fund, Inc. and of Prospect Enhanced Yield Fund.

(1)The business address of each director of the Company is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)The Fund Complex consists of the Company, Prospect Floating Rate and Alternative Income Fund, Inc., and Prospect Capital Corporation.
(3)Mr. Eliasek is an an interested person of the Company as defined in the 1940 Act because of his positions with Prospect Capital Management, the Adviser and the Company.

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 46(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since April 2018	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser, Prospect Floating Rate and Alternative Income Fund, Inc., Prospect Capital Corporation and Prospect Enhanced Yield Fund.
(1)The business address of Ms. Van Dask is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

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PRIORITY INCOME FUND, INC.                                            80

At a meeting held on June 18, 2025, our Board of Directors, including all of the directors that are not interested persons of the Company, unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed and considered a significant amount of information including: (1) the nature, quality and extent of the advisory and other services that have been provided to the Company by the Adviser; (2) the investment performance of the Company; (3) comparative fee information on fees paid by other registered management investment companies and business development companies with similar investment objectives; (4) comparative fee information on fees charged by affiliates of the Adviser to other investment companies; (5) the Company's operating expenses compared to registered management investment companies with similar investment objectives; (6) information about the Adviser's profitability and economies of scale; and (7) various other factors.

The Board's decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at the June 18, 2025 meeting and based on information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors. Among other factors, the Board requested, considered and evaluated information regarding:

Nature, Extent and Quality of Services

The Board considered the services being provided to the Company by the Adviser and the personnel who would be providing such services. The Board considered that the Adviser does not currently have any employees but has access to employees of Prospect Capital Management ("PCM"). The Board considered the due diligence that PCM's personnel conduct with respect to prospective CLO equity securities and the ongoing monitoring of the Company's investments that is conducted. The Board also reviewed information concerning the compliance program of the Adviser and the Company.

Based on a review of the above information, together with the factors referenced below, the Board concluded that it was generally satisfied with. and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Performance

The Board reviewed detailed information regarding the performance of the Company over a number of periods since the Company's inception. The Board also reviewed information comparing the performance of the Company to the performance of two closed-end funds with similar investment strategies. The Board noted that the two funds that had the most similar investment strategies to the Company were traded on an exchange whereas the Company was not traded currently.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and also reviewed the total expense ratio of the Company for calendar year 2024. Additionally. the Board received and considered information comparing the advisory fee rates and operating expense ratio to similarly situated funds. Based on the information reviewed, the Board determined that, while there were differences in the fee structures among the funds reviewed, the fees that the Company paid to the Adviser were in line with other funds in the industry in which the Company competes.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company. The Board concluded that, in light of the costs of providing investment advisory services to the Company, particularly the specialized nature of investing in CLOs, the Adviser’s profitability was not excessive.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. Based on information provided by the Adviser, the Board concluded that these benefits were not material.

Based on the information reviewed and the discussions detailed above, the Board approved of the renewal of the Investment Advisory Agreement, including the base management fee, the incentive fee and other amounts payable by the Company thereunder, including the reimbursement for routine non-compensation overhead expenses of the Adviser and its investment

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PRIORITY INCOME FUND, INC.                                            81

affiliates up to 0.25% per annum of the Company’s average gross assets determined on a quarterly basis, and determined that such compensation was fair and reasonable.

ADDITIONAL INFORMATION
Portfolio Information
The Company prepares Form N-PORT filings, which contain a schedule of its portfolio holdings, on a monthly basis and makes its N-PORT filings with the Securities and Exchange Commission on a quarterly basis within 60 days after the end of the quarter. The Company’s N-PORT filings for the third month of each quarter are available on the Commission’s website at http://www.sec.gov and on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink).

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; and (ii) on the SEC’s website at http://www.sec.gov. Information regarding how the Company voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available (i) without charge, upon request, by calling collect (212) 448-0702; (ii) on our website at priorityincomefund.com; and (iii) on the SEC’s website at http://www.sec.gov.

Tax Information (unaudited)
For tax purposes, distributions to common stockholders during calendar year 2024 were approximately $60,041,693 for distributions from net investment income, $21,094,873 from return of capital and $0 from capital gain. Distributions to preferred shareholders during calendar year 2024 were $17,373,493 for distributions from net investment income, $0 from return of capital and $0 from capital gain.

Under IRC Section 163(j), a RIC is permitted to designate distributions attributable to net business interest income as section 163(j) interest dividends. For distributions with a pay date from January 29, 2024 to June 30, 2024, 14.13% of our taxable ordinary dividends qualified as section 163(j) interest dividends. For distributions with a pay date from July 29, 2024 to December 30, 2024, 21.96% of our taxable ordinary dividends qualified as section 163(j) interest dividends.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.
•Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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PRIORITY INCOME FUND, INC.                                            82

Item 1. Reports to Stockholders (cont.).
(b) Not applicable.

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by telephone at (212) 448-0702.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.
a.Audit Fees. The aggregate fees billed for professional services rendered by Deloitte US. (“Deloitte”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended June 30, 2025 was approximately $478,500 and for the fiscal year ended June 30, 2024 was $450,000.
b.Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 for the fiscal year ended June 30, 2025 was approximately $0 and for the fiscal year ended June 30, 2024 was approximately $0. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
c.Tax Fees. The aggregate fees billed for professional services by Deloitte for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2025 was approximately $0 and for the fiscal year ended June 30, 2024 was $0.
d.All Other Fees. The aggregate fees billed for professional services by Deloitte related to permissible advisory services in the fiscal years ended June 30, 2025 and June 30, 2024 was approximately $0, respectively.
e.(1) The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/ or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(2) Not applicable.
f.Not applicable.
g.For the fiscal years ended June 30, 2025 and June 30, 2024, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were $0
h.Not applicable.

i.Not applicable.
j.Not applicable.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Investments.
(a) Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies
Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies
Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract
Included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Priority Senior Secured Income Management, LLC. As of and for the year ended June 30, 2025 the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Priority Senior Secured Income Management, LLC are set forth below.

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The guidelines will be reviewed periodically by Priority Senior Secured Income Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Priority Senior Secured Income Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.RS.

Item 13. Portfolio Managers of Closed-End Investment Companies.
(a)(1) Registrant’s Portfolio Managers as of June 30, 2025 are:

Name	Title	Length of Service	Business Experience Past 5 Years
John F. Barry III	Portfolio Manager	Since May 2013	CEO of Priority Senior Secured Income Management, LLC; Chairman of the Board and CEO of Prospect Capital Corporation.
M. Grier Eliasek	Portfolio Manager	Since May 2013
Chairman of the Board, Director and CEO of the Registrant; President and COO of Priority Senior Secured Income Management, LLC; President and COO of Prospect Capital Corporation; Managing Director of Prospect Capital Management and Prospect Administration; President and CEO of Prospect Floating Rate and Alternative Income Fund, Inc.

John W. Kneisley	Portfolio Manager	Since May 2013	Managing Director of Priority Senior Secured Income Management, LLC and Prospect Capital Management.
Ga’ash “Josh” Soffer	Portfolio Manager	Since January 2025	Managing Director of Priority Senior Secured Income Management, LLC and Prospect Capital Management.
(a)(2) Other accounts managed by the Registrant’s Portfolio Managers as of June 30, 2025 are:

		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John F. Barry III	Registered Investment Companies(1)	3	$6.9 billion	2	$6.8 billion
	Other Pooled Investment Vehicles	1	$27 million	0	$—
	Other Accounts	0	$—	0	$—
M. Grier Eliasek	Registered Investment Companies(1)	3	$6.9 billion	2	$6.8 billion
	Other Pooled Investment Vehicles	1	$27 million	0	$—
	Other Accounts	0	$—	0	$—
John W. Kneisley	Registered Investment Companies(1)	0	$—	0	$—
	Other Pooled Investment Vehicles	0	$—	0	$—
	Other Accounts	0	$—	0	$—
Ga’ash “Josh” Soffer	Registered Investment Companies(1)	1	$0.1 million	1	$0.1 million
	Other Pooled Investment Vehicles	1	$27 million	0	$—
	Other Accounts	0	$—	0	$—
(1) Includes, for purposes of this table, closed-end funds that have elected to be regulated as a business development companies.
Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, and Prospect Capital Corporation. However, Prospect Capital Management L.P. believes that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

(a)(3) Portfolio Manager compensation as of June 30, 2025:

The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.

(a)(4) Dollar range of equity securities owned by the Registrant’s Portfolio Managers as of June 30, 2025:

Name of Professional	Dollar Range of Equity Securities (1)(2)(3)
John F. Barry III(4)	$100,001-$500,000
M. Grier Eliasek	None
John W. Kneisley	None
Ga’ash “Josh” Soffer	None

(1) Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000
(2) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).
(3) The dollar range of equity securities beneficially owned is based on the public offering price of Class R of $6.14 per share on June 30, 2025.
(4) Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 15. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 16. Controls and Procedures.
(a)Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date of this report on Form N-CSR, our management, including our Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer), have concluded that the Disclosure Controls are effective and are reasonably designed to ensure that information required to be disclosed by us on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, including ensuring that information required to be disclosed by us in the reports we file or submit on Form N-CSR is accumulated and communicated to our management, including our principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in our internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the period covered by this report that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable.

Item 19. Exhibits.
(a)(1) Not applicable.
(a)(2) Not applicable.
(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.
(a)(4) Not applicable.
(a)(5) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 28, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: August 28, 2025

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: August 28, 2025